UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )
Filed by the Registrant ☒ Filed by a party other than the Registrant ☐
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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
TaskUs, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Outsourcing reimagined for the innovation age.

Agile + Responsive + Innovative = Refreshing

Letter to Shareholders
Shareholders,
2021 was a Ridiculously Good year for TaskUs. We entered the public markets in June with a successful IPO and continued to advance our employee-first culture, with a primary focus on keeping our 40,000-plus teammates safe and healthy. We provided our teammates with thousands of vaccines and invested in their mental health, completing more than 30,000 group and one-on-one counseling sessions. We launched the TaskUs Academy, providing leadership training to over 2,000 teammates who can now become future managers within the organization. We continue to focus on our culture and teammates as the guiding light of every decision that we make. We believe that taking care of our teammates leads to strong performance for our clients and our investors.
We welcomed over 16,000 net new teammates to TaskUs in 2021 to support our expanding list of high-growth technology clients. Once again we achieved employee satisfaction scores through both internal surveys and external third-party sources, such as Glassdoor, that we believe are amongst the best in the industry. We also worked to ensure that all of the TaskUs teammates who were with us at the time of the IPO were able to take part in our success, paying every TaskUs teammate a cash or stock-based bonus.
We started the year with our sights set on continued growth at strong margins and the team certainly delivered on our goal. We ended the year growing revenue by 59% compared with 2020, while exceeding our target Adjusted EBITDA margin*.
We grew revenue in all three of our service offerings: Digital Customer Experience, Content Security and AI Services (formerly known as AI Operations) and we continued to develop new specialized services to meet ever-changing client needs. We expanded our total number of clients across verticals, and doubled the number of clients to whom we delivered over $10 million in services in 2021 compared with 2020, from eight to 16 clients.
In 2021, we ended the year with a new client win rate of 49% and a Net Revenue Retention Rate* of 141%, up from 117% in 2020. We accomplished this by retaining our high-growth clients and helping them to scale both rapidly and efficiently.
I am extremely proud of the hard work and dedication from the team this past year. Despite the ongoing impact from the pandemic and the changing dynamics that we are all addressing, our TaskUs teammates continued to deliver for our clients.
As we enter into 2022, we are focused on expanding our geographic footprint and bringing additional specialized services to our clients. We have started the year with a strong pipeline of opportunities from both future and existing clients. We look forward to delivering another strong year.
Thank you for your continued support on this journey.
Bryce Maddock
TaskUs, Co-Founder & CEO
*Adjusted EBITDA margin is a non-GAAP financial measure and Net Revenue Retention Rate is a key performance indicator under the SEC’s rules. Please see “Glossary of Non-GAAP Financial Measures & Key Performance Indicator and Non-GAAP Reconciliations” on page 43.

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TaskUs, Inc. 1650 Independence Drive, Suite 100 New Braunfels, TX 78132
Notice of Annual
Meeting of Stockholders

Date	Time	Virtual Location

June 14, 2022	9:00 a.m. Central Time	www.virtualshareholdermeeting.com/TASK2022
To Our Stockholders:
We are pleased to invite you to attend the 2022 Annual Meeting of Stockholders of TaskUs, Inc. (“TaskUs” or the “Company”) on Tuesday, June 14, 2022 at 9:00 a.m., Central Time, online via live audio webcast by visiting www.virtualshareholdermeeting.com/TASK2022 (the “Annual Meeting”) for the following purposes:

01	To elect the three director nominees named in the proxy statement as Class I directors of the Company, each to serve for a three-year term and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, removal, retirement or disqualification (Proposal 1);
02	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2);
03	To approve the TaskUs, Inc. 2022 Employee Stock Purchase Plan (Proposal 3); and
04	To transact any other business that may be properly presented at the Annual Meeting or any adjournment or postponement thereof.
The Company’s board of directors has determined to hold the Annual Meeting virtually. We have determined to hold the meeting by remote communication in the form of a webcast. We believe that this is the right choice for TaskUs as it provides expanded stockholder access regardless of the resources available to stockholders, improves communication and, given the ongoing pandemic, promotes the health and safety of participants by allowing them to participate from any location at no additional cost.
Stockholders of record as of the close of business on April 18, 2022 are entitled to notice of, and, as described in this paragraph, to vote at, the Annual Meeting, or any adjournment or postponement thereof. Holders of our Class A common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Holders of our Class B common stock are currently entitled to ten votes for each share held of record on all matters submitted to a vote of stockholders. Holders of our Class A common stock and Class B common stock will vote together as a single class on all matters presented to our stockholders for their vote or approval, except as otherwise required by applicable law.
As permitted by the United States Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials online under the SEC’s “notice and access” rules. As a result, unless you previously requested electronic or paper delivery on an ongoing basis, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”) and a form of proxy card or voting instruction card (together with the Annual

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Report, the “proxy materials”). The Notice contains instructions on how to access the proxy materials online. The Notice also contains instructions on how stockholders can receive a paper copy of our proxy materials. If you elect to receive a paper copy, our proxy materials will be mailed to you. This approach to our distribution process is more resource- and cost-efficient. The Notice will first be mailed, and the proxy materials are first being made available, to our stockholders on or about April 26, 2022.
All stockholders are cordially invited to attend our Annual Meeting, conducted virtually via live audio webcast at www.virtualshareholdermeeting.com/TASK2022. Stockholders will be able to attend the Annual Meeting online, submit questions and vote their shares electronically during the Annual Meeting by visiting www.virtualshareholdermeeting.com/TASK2022 and clicking the appropriate link from the Annual Meeting platform. A list of stockholders of record will be available online during the Annual Meeting, which stockholders will be able to view by referring to the Annual Meeting platform. In addition, a list of stockholders of record will be available during the 10 days prior to the Annual Meeting, at our principal executive offices located at 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132. If, as a result of the COVID-19 pandemic, our offices are not generally open to access by the public during the 10 days prior to the Annual Meeting, stockholders may request to review a list of stockholders of record as of April 18, 2022, the record date for the Annual Meeting, for any purpose germane to the Annual Meeting by contacting Investor Relations at IR@taskus.com.
To attend the Annual Meeting, vote, submit questions or view the list of registered stockholders during the Annual Meeting, stockholders of record will be required to visit the meeting website listed above and log in using their 16-digit control number included on their proxy card or Notice. If your shares are held in street name and your Notice or voting instruction form indicates that you may vote those shares through the http://www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting. When accessing our Annual Meeting, please allow ample time for online check-in, which will begin at approximately 8:45 a.m. Central Time on Tuesday, June 14, 2022. On the day of the Annual Meeting, if you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page for assistance.
Your vote is important. Regardless of whether you participate in the Annual Meeting, we hope you vote as soon as possible. You may vote online or by phone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Voting online or by phone, written proxy or voting instruction card ensures your representation at the Annual Meeting regardless of whether you attend our virtual Annual Meeting online.
By Order of the Board of Directors,
Claudia Franco Walsh
General Counsel & Corporate Secretary
New Braunfels, Texas
April 26, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2022
The notice, the proxy statement and the Company’s Annual Report are available at www.virtualshareholdermeeting.com/TASK2022

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Forward-Looking Statements and Website Reference
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, concerning expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are other than statements of historical fact, including statements regarding our environmental and other sustainability plans and goals. Although we believe that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements are subject to many risks and uncertainties, including, without limitation, the risk factors that we identify in our Securities and Exchange Commission filings, and actual results may differ materially from the results discussed in such forward-looking statements. We undertake no duty to update publicly any forward-looking statement that we may make, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

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Proxy Summary
This summary highlights certain information in this proxy statement. As it is only a summary, please review the complete proxy statement and 2021 annual report before you vote.
Proxy Voting Roadmap
Meeting Information:

Date	Time	Virtual Location

June 14, 2022	9:00 a.m. Central Time	www.virtualshareholder meeting.com/TASK2022
Ways to Vote:

Vote By Internet	Vote By Phone	Vote By Mail

www.proxyvote.com	1-800-690-6903 Follow instructions shown on proxy card	If you received paper materials, mail to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

Voting Recommendations:

Proposal		Board Recommendation	Page
01	To elect the three director nominees named in the proxy statement as Class I directors of the Company, each to serve for a three-year term and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, removal, retirement or disqualification (Proposal 1);	FOR all nominees	17
02	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2); and	FOR	30
03	To approve the TaskUs, Inc. 2022 Employee Stock Purchase Plan (Proposal 3).	FOR	31

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Proxy Summary
Board Directors and Nominees

Bryce Maddock	Jacqueline D. Reses	Kelly Tuminelli
Director-Nominee Chief Executive Officer and Co-Founder	Director-Nominee Member, Compensation Committee	Director-Nominee Chair, Audit Committee

Jaspar Weir	Amit Dixit	Michelle Gonzalez
Director President and Co-Founder Member, Nominating and ESG Committee	Director Chair, Compensation Committee Chair, Nominating and ESG Committee	Director Member, Audit Committee Member, Compensation Committee

Susir Kumar	Mukesh Mehta	Jill A. Greenthal
Director Member, Nominating and ESG Committee	Director Member, Compensation Committee	Director Member, Audit Committee Member, Nominating and ESG Committee
2021 Financial and Operational Performance Highlights
(1)Net Revenue Retention Rate is a key performance indicator under the SEC's rules. Please see “Glossary of Non-GAAP Financial Measures & Key Performance Indicator and Non-GAAP Reconciliations” on page 43.
(2)Adjusted EBITDA is a non-GAAP measure. Please see “Glossary of Non-GAAP Financial Measures & Key Performance Indicator and Non-GAAP Reconciliations” on page 43.

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Corporate Governance
and Board Matters
Status as a Controlled Company
As of April 1, 2022, Blackstone Inc. (“Blackstone” or our “Sponsor”) and Bryce Maddock and Jaspar Weir (our “Co-Founders” and each a “Co-Founder”) beneficially own approximately 96.3% of the combined voting power of our Class A common stock and Class B common stock. Our Class A common stock has one vote per share and our Class B common stock has ten votes per share. Because of this ten-to-one voting ratio between our Class B and Class A common stock, the holders of our Class B common stock collectively will continue to control a majority of the combined voting power of our common stock and therefore be able to control all matters submitted to our stockholders for approval so long as the shares of Class B common stock represent at least 9.1% of all outstanding shares of our Class A and Class B common stock. Each share of our Class B common stock may be convertible into one share of our Class A common stock at any time and will convert automatically upon certain transfers and upon the earlier of (i) June 10, 2028 and (ii) (x) with respect to Blackstone, the first date on which the aggregate number of outstanding shares of our Class B common stock held by Blackstone ceases to represent at least 5.0% of the aggregate number of our outstanding shares of common stock and (y) with respect to each Co-Founder, the first date on which the aggregate number of shares of our Class B common stock held by such Co-Founder ceases to represent at least 5.0% of the aggregate number of our outstanding shares of common stock.
As a result, we are a “controlled company” within the meaning of the Nasdaq corporate governance standards. Under these corporate governance standards, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards. As a “controlled company,” we qualify for, and may elect to rely on, exemptions from certain corporate governance requirements, including the requirements (1) that a majority of our board of directors consist of independent directors, (2) that our board of directors have a compensation committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that our director nominations be made, or recommended to our full board of directors, by our independent directors or by a nominations committee that is comprised entirely of independent directors and that we adopt a written charter or board resolution addressing the nominations process. In the event that we cease to be a “controlled company” and our Class A common stock continues to be listed on Nasdaq, we will be required to comply with these provisions within the applicable transition periods.
Composition of our Board of Directors
Our business and affairs are managed under the direction of our board of directors. Our amended and restated certificate of incorporation provides that the size of our board of directors may be set from time to time by our then current board of directors. Our board of directors currently consists of nine members.
Our amended and restated certificate of incorporation and bylaws classify our board of directors into three classes of directors, serving staggered three-year terms of office. Our board of directors has the exclusive power to fix the number of directors in each class. Directors designated as Class I directors have initial terms expiring at this Annual Meeting. Directors up for reelection at this Annual Meeting may be elected to a new three-year term expiring in 2025. Directors designated as Class II directors have initial terms expiring at our 2023 Annual Meeting of Stockholders. Directors up for reelection at our 2023 Annual Meeting of Stockholders will be elected to a new three-year term expiring in 2026. Directors designated as Class III directors have initial terms expiring at our 2024 Annual Meeting of Stockholders. Directors up for reelection at our 2024 Annual Meeting of Stockholders will be elected to a new three-year term expiring in 2027.
In connection with our initial public offering, (“IPO”) we entered into a stockholders agreement with our Sponsor, Bryce Maddock, Jaspar Weir, and certain entities affiliated with Bryce Maddock and Jaspar Weir (each of Bryce Maddock and his affiliated entities and Jaspar Weir and his affiliated entities referred to separately as a “Founder Group”) (the “Stockholders Agreement”), whereby, among other things, the parties agreed to certain matters relating to the Company’s corporate governance. The Stockholders Agreement provides that (i) each Founder Group has the right to designate one nominee for election to our board of directors so long as each such Group owns at least 5% of the total voting power of our common stock and (ii) otherwise the Founder Groups together have the right to designate one nominee for election to our board of directors so long as both Founder Groups in the aggregate own at least 5% of the total voting power of our common stock. Additionally, our Sponsor has the right to designate for election to the board of directors the following number of directors that is the lowest whole number that is greater than the percentage of total directors indicated in the right hand column of the

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Corporate Governance and Board Matters
table below, for so long as the shares beneficially owned by our Sponsor are equal to or greater than the percentage indicated in the left hand column of the table below:

Ownership Percentage	Director Designees
50%	50%
40% or greater, up to but not including 50%	40%
30% or greater, up to but not including 40%	30%
20% or greater, up to but not including 30%	20%
5% or greater, up to but not including 20%	10% (but at least one director)
For so long as the Stockholders Agreement remains in effect, directors designated by our Sponsor or the Founder Groups may be removed only with the consent of our Sponsor or our Co-Founders, respectively. In the case of a vacancy on our board created by the removal or resignation of such a director, the Stockholders Agreement requires us to nominate an individual designated by our Sponsor or our Co-Founders, respectively, for election to fill the vacancy.
The following table sets forth information with respect to our directors as of the record date:

						Committee Membership
Name	Age	Class	Director Since	Current Term Expires	Position at the Company	Audit Committee	Compensation Committee	Nominating and ESG Committee
Bryce Maddock	35	I	2018	2022	Chief Executive Officer & Co-Founder
Jacqueline D. Reses*	52	I	2019	2022			●
Kelly Tuminelli*†	54	I	2021	2022		●
Amit Dixit*	49	II	2018	2023			●	●
Jaspar Weir	36	II	2018	2023	President & Co-Founder			●
Michelle Gonzalez*	45	II	2022	2023		●	●
Susir Kumar	56	III	2019	2024				●
Mukesh Mehta*	41	III	2018	2024			●
Jill A. Greenthal*†	65	III	2022	2024		●		●

● Member	● Chairperson	* Independent Director	† Audit Committee Financial Expert
Nominees for Election to a Three-Year Term Expiring at the 2025 Annual Meeting of Stockholders
Bryce Maddock
Kelly Tuminelli
Jacqueline D. Reses
Directors Continuing in Office Until the 2023 Annual Meeting of Stockholders
Jaspar Weir
Amit Dixit
Michelle Gonzalez
Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders
Susir Kumar
Mukesh Mehta
Jill A. Greenthal

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Corporate Governance and Board Matters

Background:
Bryce Maddock co-founded TaskUs with Jaspar Weir in 2008. He has served as our Chief Executive Officer since 2008 and as a member of our board of directors since October 2018. In his role as Chief Executive Officer, Mr. Maddock leads our global operations.
Key Qualifications and Skills:
Mr. Maddock received a Bachelor's degree from New York University. We believe Mr. Maddock is qualified to serve on our board based on his executive leadership experience, global operations experience, and deep understanding of the industry, our business and our workforce.
Other Current Public Board Directorships:
•None

Bryce Maddock
Age: 35
Director Since: 2018

Background:
Jaspar Weir co-founded TaskUs with Bryce Maddock in 2008. He has served as our President since 2008 and as a member of our board of directors since October 2018. In his role as President, Mr. Weir is focused on leading our transformational growth and corporate development.
Key Qualifications and Skills:
Mr. Weir received a Bachelor's degree from the University of Southern California. We believe that Mr. Weir is qualified to serve on our board based on his executive leadership experience, global operations experience, and deep understanding of the industry, our business and our workforce.
Other Current Public Board Directorships:
•None

Jaspar Weir
Age: 36
Director Since: 2018

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Corporate Governance and Board Matters

Background:
Amit Dixit has served as a member of our board of directors since October 2018. Mr. Dixit is a Senior Managing Director and the Head of Asia Private Equity of our Sponsor, Blackstone, a leading global investment business investing in capital on behalf of pension funds, large institutions, and individuals. Since joining Blackstone in 2007, Mr. Dixit has been involved in various investments and investment opportunities in India and South Asia. Prior to that, he held the position of Principal at Warburg Pincus, a private equity firm.
Key Qualifications and Skills:
Mr. Dixit holds a Bachelor’s degree from the Indian Institute of Technology (Mumbai), a Master’s degree from Stanford University and an M.B.A. from Harvard Business School. We believe that Mr. Dixit is qualified to serve on our board due to his global mindset, experience working in emerging markets, executive management experience, and business development acumen.
Other Current Public Board Directorships:
•None

Amit Dixit
Age: 49
Director Since: 2018

Background:
Michelle Gonzalez has served as a member of our board of directors since April 2022. Ms. Gonzalez is Corporate Vice President and Global Head of M12, Microsoft’s venture capital fund with over 100 active private technology companies in its portfolio, a position she has held since 2021. At M12, Ms. Gonzalez leads a team of senior venture capital investors and operating professionals and is responsible for the overall fund strategy, investment decisions and portfolio management. Prior to joining Microsoft and M12 in 2019, Ms. Gonzalez was the Managing Partner for Area 120, Google’s internal incubator, where she led a transformation of the organization to align the strategy and investment criteria to key thematic areas within and adjacent to Google’s core businesses. Prior to joining Google, Ms. Gonzalez was an entrepreneur-in-residence and investor at Comcast Ventures and was previously a Partner at IBM Ventures and a senior product and business leader at Apple.
Key Qualifications and Skills:
Ms. Gonzalez holds a Bachelor’s degree from the University of Oklahoma and a J.D. from Yale Law School. We believe Ms. Gonzalez is qualified to serve on our board of directors based on her strategic and operational experience as an executive officer and her extensive experience working with the management teams of, and investing in, a number of privately and publicly held companies.
Other Current Public Board Directorships:
•None

Michelle Gonzalez
Age: 45
Director Since: 2022

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Corporate Governance and Board Matters

Background:
Jill A. Greenthal has served as a member of our board of directors since April 2022. Ms. Greenthal was a Senior Managing Director and a Senior Advisor at Blackstone, our Sponsor, from 2007 until March 2022. Ms. Greenthal brings more than 30 years of financial and investment banking experience in M&A, Corporate Finance and highly structured transactions. Before joining Blackstone in 2003, Mr. Greenthal previously served as a Managing Director and held management positions at Credit Suisse, Donaldson Lufkin and Jenrette, and Lehman Brothers. Ms. Greenthal is a seasoned public company board member and also a trustee of the Dana-Farber Cancer Institute, an Advisor to the Museum of Fine Arts in Boston and an Honorary Trustee of the James Beard Foundation.
Key Qualifications and Skills:
Ms. Greenthal holds a Bachelor's degree from Simmons University and an M.B.A. from Harvard Business School. We believe Ms. Greenthal is qualified to serve on our board based on her extensive public company board experience, executive management experience, understanding of emerging markets and M&A, and qualifications as an audit committee financial expert.
Other Current Public Board Directorships:
•Akamai Technologies
•Cars.com

Jill A. Greenthal
Age: 65
Director Since: 2022

Background:
Susir Kumar has served as a member of our board of directors since July 2019. Mr. Kumar founded Ingroup Consulting Services LLP, a transformation consulting firm, in May 2019 and serves as its Managing Partner. Prior to that, Mr. Kumar served as Chief Executive Officer of Intelenet Global Services, a Business Process Management company, from 2000 to August 2015 and as its Chairman from September 2015 through September 2018. Prior to his service in Intelenet Global Services, Mr. Kumar held a senior leadership position in HDFC Bank (formerly known as HDFC Ltd.), India’s largest mortgage firm.
Key Qualifications and Skills:
Mr. Kumar holds a Bachelor’s degree from Mangalore University and a Master’s degree from Mumbai University and is a member of the Institute of Company Secretaries of India. We believe that Mr. Kumar is qualified to serve on our board based on his extensive experience in the business process management industry, managing international workforce employees and his executive leadership experience.
Other Current Public Board Directorships:
•None

Susir Kumar
Age: 56
Director Since: 2019

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Corporate Governance and Board Matters

Background:
Mukesh Mehta has served as a member of our board of directors since October 2018. Mr. Mehta serves as a Senior Managing Director in the Private Equity Group of our Sponsor, Blackstone. Prior to joining Blackstone in August 2016, Mr. Mehta was a Vice President in the Private Equity division of The Carlyle Group, a private equity firm, from May 2006 to July 2016. Prior to Carlyle, Mr. Mehta worked in the Investment Banking Division at Citigroup from January 2004 to May 2006 and in the Assurance and Business Advisory Group at PricewaterhouseCoopers LLP.
Key Qualifications and Skills:
Mr. Mehta earned his Bachelor’s degree from the University of Mumbai, is a chartered accountant in India and holds a Master’s degree from Mumbai University. We believe Mr. Mehta is qualified to serve on our board based on his executive leadership experience, global mindset, and deep understanding of capital markets and business development.
Other Current Public Board Directorships:
•None

Mukesh Mehta
Age: 41
Director Since: 2018

Background:
Jacqueline D. Reses has served as a member of our board of directors since July 2019. Ms. Reses is the CEO of Luna Parent Inc., a fitness and wellness community for mothers. Ms. Reses previously served as Executive Chairman of Square Financial Services LLC and Capital Lead at Block, Inc. (formerly known as Square, Inc.), a publicly traded financial services company that provides payments, point of sale, and cashflow management services to small businesses and consumers, from October 2015 until October 2020. From February 2016 to July 2018, Ms. Reses also served as People Lead for Block, Inc. From September 2012 to October 2015, Ms. Reses served as Chief Development Officer of Yahoo! Inc. In this role, she focused on leading partnerships, acquisitions and investments, significant corporate tax transactions, as well as human resources. Prior to her time at Yahoo, Ms. Reses led the U.S. media group as a Partner at Apax Partners Worldwide LLP, a global private equity firm, which she joined in 2001.
Key Qualifications and Skills:
Ms. Reses holds a Bachelor’s degree with honors from the Wharton School of the University of Pennsylvania. We believe Ms. Reses is qualified to serve on our board based on her extensive public company board experience, executive management experience, understanding of global business operations and human resources, and business development experience.
Other Current Public Board Directorships:
•Pershing Square Tontine Holdings, Ltd.
•Affirm Holdings, Inc.
•Endeavor Group Holdings, Inc.
•Nu Holdings Ltd.

Jacqueline D. Reses
Age: 52
Director Since: 2019

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Corporate Governance and Board Matters

Background:
Kelly Tuminelli has served as a member of our board of directors since September 2021. Ms. Tuminelli is the Executive Vice President and Chief Financial Officer of TriNet, a cloud-based professional employer organization providing HR solutions to businesses. Ms. Tuminelli joined TriNet in September 2020 as Executive Vice President of Finance and was appointed as Chief Financial Officer in October 2020. In addition to leading the finance team she is responsible for TriNet’s insurance services and strategy organizations. Ms. Tuminelli is a seasoned financial executive bringing more than 30 years of financial services experience in the insurance, investment and consulting industries. Prior to joining TriNet, she served as the Executive Vice President and Chief Financial Officer at Genworth, an insurance company. In addition to her more than 15 years at Genworth in roles of increasing responsibility, Ms. Tuminelli previously held leadership roles at GE Capital and PricewaterhouseCoopers LLP. Ms. Tuminelli is a Certified Public Accountant and a Chartered Global Management Accountant.
Key Qualifications and Skills:
Ms. Tuminelli earned a Bachelor’s degree from the University of Washington, Seattle. We believe Ms. Tuminelli is qualified to serve on our board based on her extensive finance and accounting expertise, her executive management experience, and her qualifications as an audit committee financial expert.
Other Current Public Board Directorships:
•None

Kelly Tuminelli
Age: 54
Director Since: 2021

Director Independence
Our board and the Nominating and ESG Committee have conducted their annual review of the independence of each director nominee under the applicable Nasdaq and SEC independence standards. Based upon the Nominating and ESG Committee’s recommendation and our board’s own review and assessment, our board has affirmatively determined in its business judgment that Amit Dixit, Mukesh Mehta, Jacqueline D. Reses, Kelly Tuminelli, Michelle Gonzalez and Jill Greenthal, representing six of our nine directors, are “Independent Directors” as defined under the Nasdaq rules and Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).
Board Leadership Structure
Our board annually reviews its leadership structure to evaluate whether the structure remains appropriate for the Company. Our board does not have a policy on whether the role of Chairman and Chief Executive Officer should be separate or combined. In the event our board has not elected a Chairperson of the board of directors, our governance documents allow the Chief Executive Officer to exercise all of the powers and discharge all of the duties of the Chairperson of our board of directors, provided the Chief Executive Officer is also a director of the Company. Our board believes that our existing board leadership structure with Mr. Maddock serving as both the acting Chairman of our board of directors and our Chief Executive Officer provides the most effective and efficient leadership for the Company and allows us to benefit from his in-depth knowledge of our business, talent and leadership in formulating and implementing the strategic transformation of the business, and his comprehensive understanding of the current market environment.
Executive Sessions
In order to promote open discussion among independent directors, our board holds executive sessions of independent directors at least quarterly. These executive sessions are chaired by a director selected by the independent directors during such sessions.

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Corporate Governance and Board Matters
Board Qualifications & Diversity
The Nominating and ESG Committee periodically reviews and recommends to our board, the skills, experience, characteristics and other criteria for identifying and evaluating directors. Our board expects directors to be open and forthright, to develop a deep understanding of the Company’s business, and to exercise sound judgment and courage in fulfilling their oversight responsibilities. Directors should embrace the Company’s values and culture and should possess the highest levels of integrity.
The Nominating and ESG Committee may consider (a) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially with the other members of the board of directors and (b) all other factors it considers appropriate, which may include age, diversity of background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, various and relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, technology background, compliance background, executive compensation background and the size, composition and combined expertise of the existing board. The board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the board, as a whole, has the appropriate qualifications and composition to perform its oversight function effectively in light of the Company’s business and structure.
The Nominating and ESG Committee reviews the qualifications of director candidates and incumbent directors in light of the criteria approved by our board and recommends the Company’s candidates to our board for election by the Company’s stockholders at the applicable annual meeting. The board also assesses the qualifications and characteristics of our directors, including racial and ethnic diversity and the board’s effectiveness in its consideration of diversity, as part of our board’s annual self-evaluation process. We believe our board is well positioned to provide effective oversight and strategic advice to our management.
Board Diversity Matrix

Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	3	—	—
Hispanic or Latinx	1	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	2	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Procedures for Recommending Individuals to Serve as Directors
The Nominating and ESG Committee also considers director candidates recommended by our stockholders. Any stockholder who wishes to propose director nominees for consideration by our Nominating and ESG Committee, but does not wish to present such proposal at an annual meeting of stockholders, may do so at any time by sending each proposed nominee’s name and a description of his or her qualifications for board membership to the chair of the Nominating and ESG Committee by sending an email to IR@taskus.com or in writing, c/o our General Counsel & Corporate Secretary, TaskUs, Inc., 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132. The recommendation should contain all of the information regarding the nominee required under the “advance notice” provisions of our amended and restated bylaws (“bylaws”) (which can be provided free of charge upon request by writing to our General Counsel & Corporate Secretary at the address listed above). The Nominating and ESG Committee evaluates director candidates submitted by stockholders in the same manner in which it evaluates other director nominees.
The Nominating and ESG Committee occasionally utilizes independent search firms to help identify potential board candidates.

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Corporate Governance and Board Matters
Committees of the Board of Directors
Our board established an Audit Committee, a Compensation Committee and a Nominating and ESG Committee. These committees are each described below. Each of our board’s committees acts under a written charter, which was adopted and approved by our board of directors. Copies of the committees’ charters are available on our website at https://ir.taskus.com/corporate-governance/documents-charters.
Committee Membership; Meetings and Attendance
We completed our IPO on June 15, 2021. Between January 1, 2021 and the completion of our IPO, our board held one meeting and our audit committee held two meetings. Subsequently between June 15, 2021 and December 31, 2021:

our board of directors held two meetings;
our Audit Committee held four meetings;
our Compensation Committee held two meetings; and
our Nominating and ESG Committee held two meetings.
Each of our incumbent directors attended at least 75% of the meetings of our board of directors and the respective committees of which he or she was a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2021.
Directors are expected to attend the Annual Meeting absent unusual circumstances. The Company did not hold an Annual Meeting of Stockholders during 2021 because none of our stock was publicly traded prior to June 11, 2021 and directors were re-elected by written consent in accordance with Delaware law.

Audit Committee
Primary Responsibilities
Our Audit Committee, among other things, has responsibility for:
•the appointment, compensation, retention, oversight and, when necessary, termination of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (including the resolution of disagreements between management and such firm regarding financial reporting);
•pre-approval of all auditing and non-auditing services (other than “prohibited non-audit services”) to be provided to the Company by its independent registered public accounting firm;
•reviewing and discussing with management and the independent registered public accounting firm any major issues arising as to the adequacy and effectiveness of the Company’s internal controls, any actions taken in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting;
•discussing with management and the independent registered public accounting firm the Company’s guidelines and policies with respect to our risk assessment and risk management; and
•establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Committee Members: Ms. Tuminelli (Chair) Ms. Gonzalez Ms. Greenthal
Independence: Each member of the Audit Committee qualifies as an “Independent Director” for purposes of the SEC and Nasdaq independence rules that are applicable to audit committee members.

Financial Literacy and Expertise:
Each of Ms. Tuminelli and Ms. Greenthal qualifies as an “audit committee financial expert” as defined by the SEC and Ms. Gonzalez qualifies as “financially literate” as defined by the SEC.

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Corporate Governance and Board Matters

Compensation Committee
Primary Responsibilities
Our Compensation Committee, among other things, has responsibility for:
•establishing, reviewing and approving the overall compensation philosophy of the Company;
•reviewing and approving the corporate goals and objectives relevant to the CEO and other executive officer compensation;
•evaluating the performance of the CEO and the other executive officers considering such goals and objectives and, either approving, or recommending to the board, the annual salary, bonus, and long-term incentives, of the CEO and the other executive officers;
•reviewing, approving and overseeing our equity plans;
•reviewing and recommending to the board the form and amount of director compensation, and making recommendations regarding director’s and officer’s indemnification and insurance matters; and
•appointing and overseeing any compensation consultant.

Committee Members: Mr. Dixit (Chair) Ms. Gonzalez Mr. Mehta Ms. Reses

Independence:
Each member of the Compensation Committee qualifies as an “Independent Director” for purposes of the SEC and Nasdaq independence rules that are applicable to compensation committee members.

Nominating and ESG Committee
Primary Responsibilities
Our Nominating and ESG Committee, among other things, has responsibility for:
•identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;
•developing and recommending to our board of directors a set of corporate governance guidelines and principles applicable to the company and assisting the board in complying with them;
•overseeing the evaluation of the board and management;
•recommending members of the board to serve on committees of the board and evaluating the functions and performance of such committees; and
•otherwise taking a leadership role in shaping corporate governance and overseeing the strategy of the company as it relates to environmental and social matters.

Committee Members: Mr. Dixit (Chair) Ms. Greenthal Mr. Kumar Mr. Weir

Independence:
As a controlled company, we rely upon the exemption from the Nasdaq requirement that we have a nominating and corporate governance committee composed entirely of independent directors or that our director nominees be otherwise selected or recommended to the board by independent directors.

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Corporate Governance and Board Matters
Risk Oversight
Our board believes that effective risk management and control processes are critical to the Company’s safety and soundness, our ability to predict and manage the challenges that we may face and, ultimately, our long-term corporate success.
In general, management is responsible for the day-to-day oversight and management of strategic, operational, legal, compliance, cybersecurity and financial risks, while our board, as a whole and through its committees, is responsible for the oversight of our risk management framework. Consistent with this approach, management reviews both the framework and certain specific risks with our board and the Audit Committee at regular board and Audit Committee meetings as part of management presentations that focus on particular business functions, operations, or strategies, and presents steps taken by management to eliminate or mitigate such risks. While our board is ultimately responsible for the risk oversight of our Company, the Audit Committee has primary responsibility for management and mitigation of the risks facing our Company, including major financial, operational, cybersecurity and control risks, and oversight of the measures initiated by management to monitor and control such risks.
The Audit Committee also monitors compliance with legal and regulatory requirements, considers and approves or disapproves any related person transactions, and reviews guidelines and policies governing the process by which management assesses and manages the Company’s exposure to risk. The Compensation Committee oversees risks relating to the Company’s compensation policies and practices. The Nominating and ESG Committee assists the board by overseeing director selection, evaluating environmental and social programs and reviewing and evaluating the effectiveness of and risks associated with board organization, membership and structure and corporate governance and making changes, as appropriate. Each committee charged with risk oversight reports to the board on those matters. Our board believes that the Company’s current leadership structure supports its risk oversight function.
Communications with Directors
The CEO is responsible for establishing effective communications with all interested parties, including stockholders of the Company. It is the policy of the Company that management speaks for the Company. This policy does not preclude non-management directors from communicating with stockholders or other interested parties, but it is expected that, in most circumstances, any such communications will be coordinated with management. In all cases, any communications by directors or employees of the Company are subject to the Company’s disclosure policies.
The Company encourages engagement from shareholders and provides materials that include detailed financial and operational performance on the corporate website and within the Investor Relations section of our website (https://ir.taskus.com).
Stockholders and other interested parties who wish to communicate with our board or any individual director may do so by one of the following methods:
•sending an email to IR@taskus.com;
•in writing, c/o our General Counsel & Corporate Secretary, TaskUs, Inc., 1650 Independence Drive, New Braunfels, Texas 78132; or
•for accounting related issues, sending an email to AuditCommittee@TaskUs.com.
Communications we receive that relate to accounting, internal accounting controls, auditing matters or securities law matters will be referred to the Audit Committee unless the communication is directed otherwise. Stockholders and other interested parties may communicate anonymously and/or confidentially. Each communication will be reviewed by our General Counsel & Corporate Secretary to determine whether it is appropriate for presentation to our board or the applicable individual director(s). The purpose of this screening is to allow our board (or the applicable individual director(s)) to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations, product inquiries or any offensive or otherwise inappropriate materials).
Global Code of Conduct
Our board adopted a Global Code of Conduct (the “Code”) relating to the conduct of our business by all of our employees, executive officers (including our principal executive officers, principal financial officer and principal accounting officer (or persons performing similar functions)), and directors. This Code satisfies the requirement that we have a “code of conduct”

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Corporate Governance and Board Matters
under the Nasdaq and SEC rules and is available on our website at https://ir.taskus.com/corporate-governance/documents-charters. To the extent required under the listing rules and SEC rules, we intend to disclose future amendments to certain provisions of this Code, or waivers of such provisions, applicable to any of our executive officers or directors, on our website identified above.
Corporate Governance Guidelines
Our board also adopted principles of corporate governance to formalize its governance practices, which serve as a framework within which our board of directors and its committees operate. These principles cover a number of areas, including the role and responsibilities of our board of directors, board composition and leadership structure, director independence, selection of Chairperson, director qualification standards, director orientation and continuing education, board meetings, executive sessions, board committees, succession planning, annual board assessments, director compensation, stockholder engagement and others. A copy of our corporate governance guidelines is available on our website at https://ir.taskus.com/corporate-governance/documents-charters.
Compensation Committee Interlocks and Insider Participation
The members of our Compensation Committee during fiscal year 2021 were Messrs. Dixit and Mehta and Ms. Reses. Messrs. Maddock and Weir were members of our board during fiscal year 2021. Other than Messrs. Maddock and Weir, none of our executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or Compensation Committee (or other committee performing equivalent functions), of any entity that has one or more executive officers who served on our board of directors or Compensation Committee.
Prohibitions on Hedging and Pledging Transactions
Under our Securities Trading Policy our directors and employees (including our officers), as well as their family members and their controlled entities, are specifically prohibited from trading in options, warrants, puts and calls or similar instruments on the Company’s securities or selling such securities “short” (i.e., selling stock that is not owned and borrowing the shares to make delivery) or engaging in speculative trading (e.g., “day-trading”) that is intended to take advantage of short term price fluctuations. In addition, our directors and employees (including our officers) are prohibited from engaging in any transactions (including variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of the Company’s equity securities. Finally, our Securities Trading Policy prohibits our directors and employees (including our officers), as well as their family members and their controlled entities, whether or not in possession of material non-public information, from purchasing the Company’s securities on margin, or borrowing against any account in which the Company’s securities are held, or pledging the Company’s securities as collateral for a loan.
Diversity, Inclusion & Sustainability
Our commitment to diversity, equity and inclusion is deeply rooted in our culture and values.
We aim to drive innovation and a higher business performance by: sourcing talent from diverse backgrounds, ensuring our practices and processes enable leaders to make inclusive decisions, nurturing an inclusive environment where we celebrate uniqueness and authenticity, and positively impacting the communities in which we operate.
TaskUs encourages individuals of all walks of life regardless of race, gender, sexual orientation, religion, ethnicity, or social standing to join our team and add to the richness of our diverse culture. As of December 31, 2021, women made up 53% of our workforce and 47% of our managers at all levels. Specifically, our diversity and inclusion (“D&I”) initiatives include:
•Sourcing and Social Partnerships with public schools and universities, military veteran communities, and various non-government organizations across geographies.
•Employee D&I Resources that empower employees to take on racial and social justice issues and offer unconscious bias training for leaders, recruiters, and hiring managers.
•Global Employee Resource Groups (“ERGs”) are employee-led to educate, drive change and foster collaboration in the workplace.
•Recently hired a Senior Director of Global Diversity and Inclusion to lead the Company's Diversity, Equity and Inclusion strategy and initiatives globally.

15

Corporate Governance and Board Matters
Sustainability has historically been and continues to be a key consideration to company operations at TaskUs. We began as a fully cloud-based organization, allowing for an asset-light approach to working with clients. We have various programs in facilities to encourage recycling, efficient energy usage, and water conservation as well as policies to limit the presence of single-use plastics in our sites. More recently, primarily due to the global pandemic, we have operated with approximately 90% of our teammates working remotely, reducing emissions associated with commuting for our teammates. We expect to utilize a partial work-from-home model moving forward, which should allow us to grow our team faster than we grow our footprint over time.
We are currently measuring our fiscal year 2021 emissions data. We expect to communicate company-wide carbon reduction targets at or before the time that we file our 2023 Proxy Statement.

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Proposal One:
Election of Directors
There are three Class I directors whose term of office expires at the Annual Meeting. Our Nominating and ESG Committee has recommended, and our board has approved, Bryce Maddock, Jacqueline D. Reses and Kelly Tuminelli as nominees for election as Class I directors at the Annual Meeting. If elected at the Annual Meeting, each nominee will serve until the 2025 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier death, resignation, retirement, disqualification or removal. Information concerning these nominees and other continuing directors appears under “—Composition of our Board of Directors” above. Each nominee has consented to serve as a director, if elected, and all of the nominees are currently directors. Each nominee was appointed to our board prior to our IPO, except Ms. Tuminelli, who joined our board as an independent director in September 2021 and was recommended for nomination by our Company President. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve. If any nominee becomes unable or unwilling to stand for election as a director, proxies will be voted for any substitute as designated by our board, or alternatively, our board may leave a vacancy on our board or reduce the size of our board.
Each director is elected by a plurality of the votes cast. “Plurality” means that the three nominees who receive the largest number of votes cast “For” such nominees are elected as directors. Stockholders may vote “For” any or all of the nominees or “Withhold” with respect any or all of the nominees named in this Proposal 1. Any shares voted “Withhold” and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the outcome of the election.

FOR	OUR BOARD, UPON RECOMMENDATION OF OUR NOMINATING AND ESG COMMITTEE, UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

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Executive Officers
The following individuals constitute our executive officers*:

Name	Age	Position
Bryce Maddock	35	Chief Executive Officer, Co-Founder and Director
Jaspar Weir	36	President, Co-Founder and Director
Balaji Sekar	46	Chief Financial Officer
Jarrod Johnson	44	Chief Customer Officer
Stephan Daoust	47	Chief Operating Officer
Claudia Walsh	46	General Counsel
Rajnish Sinha	51	Chief People Officer
Steven Amaya	32	Senior Vice President, Principal Accounting Officer
* As of the proxy filing date.
Biographies of each of Messrs. Maddock and Weir appear above under “—Composition of our Board of Directors.” Biographies of the remaining executive officers appear below:
Balaji Sekar. Mr. Sekar has served as the Company’s Chief Financial Officer since August 2016. Prior to joining the Company, Mr. Sekar held the position of Chief Financial Officer of PatientSafe Solutions from August 2015 to July 2016 and, Chief Financial Officer of Sutherland Healthcare Solutions from July 2013 to July 2015, as well as other senior-level positions at Sutherland Global Services. Mr. Sekar received a Master’s of Business Administration from the University of Chicago, Booth School of Business, is a Chartered Accountant from India, and received a Bachelor of Commerce from the University of Madras in India.
Jarrod Johnson. Mr. Johnson has served as the Company’s Chief Customer Officer since January 2018 and Senior Vice President of Business Development from October 2016 through December 2017. Prior to joining the Company, Mr. Johnson held the position of Senior Vice President, Business Development at FacilitySource, a facility management company, from 2014 to August 2016, Senior Vice President and Group President at Xerox Business Services (formerly Affiliated Computer Services), an enterprises services company, from 2008 to 2014, and multiple positions over 10 years at IBM Corporation from 1999 to 2008. Mr. Johnson received a Master’s of Business Administration, Fuqua School of Business, at Duke University and a Bachelor of Arts from Gustavus Adolphus College.
Stephan Daoust. Mr. Daoust has served as the Company’s Chief Operating Officer since January 2021. Prior to joining the Company, Mr. Daoust spent 14 months serving as Senior Vice President and Country Leader for Operations and Delivery for Concentrix Philippines, a business services company providing customer experience solutions and technology. Before that he spent 19 years with Convergys, a provider of customer management and information management products that merged with Concentrix in 2018, holding multiple senior roles including Group Vice President, Vice President of Operations Northern EMEA and Vice President of International Business. Mr. Daoust holds a Bachelor of Arts in Law and Justice from Laurentian University and a law degree LLB from Moncton University.
Claudia Walsh. Ms. Walsh has served as the Company’s General Counsel and Corporate Secretary since October 2021. Prior to joining the Company, Ms. Walsh was Legal Director at Facebook (now Meta), a multinational technology company focused on bringing the world closer together, from 2019 to 2021, General Counsel at Verily Life Sciences, an Alphabet company devoted to bringing the promise of precision health to everyone, from 2015 to 2019, Legal Director at Google, a multinational technology company that specializes in Internet-related products and services, from 2007 to 2015, and Associate at Morrison & Foerster, a multinational law firm headquartered in California. Ms. Walsh earned a Bachelor’s degree from Stanford University and a J.D. from University of California, Hastings College of the Law.
Rajnish Sinha. Mr. Sinha has served as the Company’s Chief People Officer since April 2021. Prior to joining the Company, Mr. Sinha spent 18 years in a variety of leadership roles with Genpact, a global professional services firm that provides digital-led transformation to Global Fortune 500 companies. He also worked for the HCL Group and Ernst & Young. Mr. Sinha earned a BCom (Hons) degree from University of Delhi and an M.B.A. from XLRI Jamshedpur in India.
Steven Amaya. Mr. Amaya has served as the Company’s Principal Accounting Officer since June 2021. Mr. Amaya has been with the Company since 2015 and has held several roles within the finance team. Prior to TaskUs, Mr. Amaya held finance and accounting roles within various companies in the financial services industry. Mr. Amaya earned a Bachelor’s degree from Hartwick College.

18

Executive and Director Compensation
We are providing compensation disclosure that satisfies the scaled disclosure requirements applicable to Emerging Growth Companies (“EGCs”), as defined in the Jumpstart our Business Startups (JOBS) Act. As an EGC, we have opted to comply with the executive compensation rules applicable to “smaller reporting companies,” as such term is defined under the Securities Act of 1933, as amended (the “Securities Act”). These rules require compensation disclosure for our principal executive and the two most highly compensated executive officers other than our CEO, collectively, our named executive officers (“NEOs”).
For 2021, our NEOs were as follows:

Bryce Maddock	Jaspar Weir	Jarrod Johnson
Chief Executive Officer, Co-Founder, and Director	President, Co-Founder, and Director	Chief Customer Officer
2021 Financial and Operational Performance Highlights
Our goal is to build the world’s largest tech-enabled service provider through Digital Customer Experience, Content Security, and AI Operations. In 2021, we delivered strong performance results across several key performance metrics, including revenue growth, Net Revenue Retention Rate, Adjusted EBITDA, and new client win rate. Performance highlights for 2021 are as follows:
•Revenue grew over 59%
•Net Revenue retention rate of 141%
•Adjusted EBITDA margin of 24.7% (1)
•New client win rate of 49%
We nearly doubled our 2020 revenue growth rate during the year ended December 31, 2021, as we transitioned to operating as a public company in a primarily virtual environment. We added 41 new clients in 2021, achieving a 49% new client win rate, and 69 current clients signed new statements of work with us.
(1)Adjusted EBITDA is a non-GAAP profitability measure that represents EBITDA before certain items that are considered to hinder comparison of the performance of our businesses on a period-over-period basis or with other businesses. During the periods presented, we exclude from Adjusted EBITDA offering costs, transaction-related costs associated with the Blackstone Acquisition, the effect of foreign currency gains and losses, losses on disposals of assets, accelerated expense for certain unamortized debt financing costs related to the settlement of our 2018 Credit Facility, severance costs, lease

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Executive and Director Compensation
termination costs, natural disaster costs and contingent consideration, which include costs that are required to be expensed in accordance with GAAP, and non-recurring expenses incurred in connection with the COVID-19 pandemic.
Executive Compensation Philosophy and Objectives
We design our compensation programs to attract, motivate, and retain team members who will continue to deliver on Ridiculously Good next-generation digital outsourcing to the most innovative brands in the world.
Our programs create strong links between individual and Company performance and align with the long-term interests of our shareholders. Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary objectives:
1.Reflect and enhance our culture, mission, and values, differentiating us from typical legacy providers
2.Create strong links between performance and pay, by delivering a majority of our executives’ compensation through short-term and long-term performance-based incentives that effectively align pay with both Company and individual performance
3.Provide strong alignment with our shareholders, through market-leading, broad-based equity plans designed to attract, motivate, and retain Ridiculously Talented team members who drive our success
4.Balance market competitiveness, pay equity, and compliance with the needs of our stakeholders, ensuring pay levels are in line with our compensation philosophy and optimizing the return on our rewards investments
5.Adapt to the changing needs of our global business and our team members, and deliver Ridiculously Innovative programs with excellence
Our Founders’ compensation program is almost entirely long-term focused to align with the interest of our shareholders, reward aggressive growth, and encourage retention. There is a limited focus on short-term outcomes and relatively low cash compensation.
Executive Compensation Program Elements
For 2021, the Compensation Committee approved an executive compensation program based on our pay for performance philosophy that is designed to align our executive officers’ compensation with the key drivers of profitable growth. The core elements of our 2021 compensation program include the following:
•Base Salary - compensates for the day-to-day performance of our employees, while rewarding an individual’s current contributions, and reflects the scope of the individual’s role and responsibilities
•Annual Incentive Plan - rewards successful achievement of annual objectives and incentivizes outstanding performance
•Long-Term Incentive - equity-based compensation that rewards the creation of long-term value, aligns executive and shareholder interests, recognizes potential for future performance, and encourages employee retention
Summary Compensation Table
The following table sets forth the compensation earned during the applicable year by our NEOs. Mr. Weir was not an NEO for 2020.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Stock Awards ($)(2)	Annual Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Bryce Maddock Chief Executive Officer	2021	30,000	4,468,329	31,940,705	—	197,253	36,636,287
	2020	107,500	—	—	175,000	98,878	381,378
Jaspar Weir President	2021	30,000	4,468,329	31,940,705	—	129,464	36,568,498
Jarrod Johnson Chief Customer Officer	2021	342,317	2,529,203	6,382,880	525,010	11,600	9,791,010
	2020	287,377	—	—	300,000	11,400	598,777
(1)This column reflects the grant date fair value of stock options granted in 2021 computed in accordance with FASB ASC 718, excluding the effect of estimated forfeitures. For Messrs. Maddock and Weir, the grant date was June 10, 2021 with an exercise price of $23.00 per share. For Mr. Johnson, the grant date was August 5, 2021 with an exercise price of $30.14. Assumptions used in the calculations of these amounts are included in Note 9 to the consolidated financial statements contained in our Annual Report on Form 10-K for fiscal year ended December 31, 2021.

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Executive and Director Compensation
(2)This column reflects the grant date fair value of performance- and time-based restricted stock units granted in 2021 as computed in accordance with FASB ASC 718. Such value for time-based restricted stock units (RSUs) is based on the closing price per share of Class A common stock on the date of grant and the number of units granted. Performance-based restricted stock units (PSUs) are shown based on the probable outcome of the applicable performance conditions on the date of grant, and assumptions used in the calculations of PSUs are included in Note 9 to the consolidated financial statements contained in our Annual Report on Form 10-K for fiscal year ended December 31, 2021. If the maximum level of performance were achieved, such PSUs would be valued at $38,031,190 for Messrs. Maddock and Weir and $2,000,000 for Mr. Johnson based on the closing price per share of Class A common stock on the date of grant and the maximum number of units that may be earned under the award.
(3)The amounts in this column represent payouts earned pursuant to our annual incentive plan. See “Narrative Disclosure to Summary Compensation Table—Annual Incentive Plan Compensation.”
(4)The amounts reported in this column for 2021 reflect 401(k) matching contributions made on behalf of each executive. With respect to Mr. Maddock, the 2021 amounts reported also reflect car allowance payments of $11,265, imputed income of $849 related to domestic partner health care benefits, legal fees paid on Mr. Maddock’s behalf in connection with the IPO of $90,002, and $93,904 in incremental costs to the Company of certain personnel who administer personal matters for Mr. Maddock. With respect to Mr. Weir, the 2021 amounts reported also reflect car allowance payments of $8,000, legal fees paid on Mr. Weir’s behalf in connection with the IPO of $90,002, and $30,585 in incremental costs to the Company of certain personnel who administer personal matters for Mr. Weir.
Narrative Disclosure to Summary Compensation Table
Employment Agreements
We entered into employment agreements with Messrs. Maddock and Weir in 2015 and with Mr. Johnson in 2021. The material provisions of these employment agreements are set forth below.

Mr. Maddock	TaskUs Holdings, Inc. entered into an Employment Agreement with Mr. Maddock on June 2, 2015 (the “Maddock Employment Agreement”) pursuant to which Mr. Maddock serves as our Chief Executive Officer. In connection with our IPO, the Maddock Employment Agreement was assigned to, and assumed by, the Company with all determinations to be made by the board of directors of TaskUs Holdings, Inc. thereunder to be made by our board of directors. The Maddock Employment Agreement is effective through the date on which Mr. Maddock’s employment terminates, which termination may be made by either us or Mr. Maddock at any time, with or without notice, for any reason whatsoever. Pursuant to the Maddock Employment Agreement, each year, our board of directors will determine in good faith (i) an annual base salary increase and (ii) an annual performance bonus plan, in each case, in line with market compensation packages for executives of companies equivalent to us. Pursuant to the Maddock Employment Agreement, Mr. Maddock’s performance bonus plan will be tied to a balanced scorecard that represents our and our subsidiaries’ overall performance, and in order for him to receive a bonus under such plan, he must be employed through the end of the applicable fiscal year. The Maddock Employment Agreement prohibits Mr. Maddock from competing with our business while he is employed by the Company and from soliciting our employees during his employment and for two years following the termination of Mr. Maddock’s employment.

Mr. Maddock is also party to a confidential information and invention assignment agreement that contains a perpetual confidentiality covenant and an intellectual property assignment provision in favor of TaskUs Holdings, Inc.

Mr. Weir	TaskUs Holdings, Inc. entered into an Employment Agreement with Mr. Weir on June 2, 2015 (the “Weir Employment Agreement”) pursuant to which Mr. Weir serves as our President. In connection with our IPO, the Weir Employment Agreement was assigned to, and assumed by, the Company with all determinations to be made by the board of directors of TaskUs Holdings, Inc. thereunder to be made by our board of directors. The Weir Employment Agreement is effective through the date on which Mr. Weir’s employment terminates, which termination may be made by either us or Mr. Weir at any time, with or without notice, for any reason whatsoever. Pursuant to the Weir Employment Agreement, each year, our board of directors will determine in good faith (i) an annual base salary increase and (ii) an annual performance bonus plan, in each case, in line with market compensation packages for executives of companies equivalent to us. Pursuant to the Weir Employment Agreement, Mr. Weir’s performance bonus plan will be tied to a balanced scorecard that represents our and our subsidiaries’ overall performance, and in order for him to receive a bonus under such plan, he must be employed through the end of the applicable fiscal year. The Weir Employment Agreement prohibits Mr. Weir from competing with our business while he is employed by the Company and from soliciting our employees during his employment and for two years following the termination of Mr. Weir’s employment.

Mr. Weir is also party to a confidential information and invention assignment agreement that contains a perpetual confidentiality covenant and an intellectual property assignment provision in favor of TaskUs Holdings, Inc.

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Executive and Director Compensation

Mr. Johnson	TaskUs Holdings, Inc. entered into an Employment Agreement with Mr. Johnson on August 5, 2021 (the “Johnson Employment Agreement”) pursuant to which Mr. Johnson serves as our Chief Customer Officer. The Johnson Employment Agreement is effective from July 22, 2021 through July 1, 2025, after which it will automatically be extended for successive one-year terms, until terminated, which termination may be made by either us or Mr. Johnson. Pursuant to the Johnson Employment Agreement, Mr. Johnson is entitled to receive an annual base salary of $350,000 and is eligible to receive an annual incentive bonus, subject to the terms of the annual bonus plan under which it is granted. Under the Johnson Employment Agreement, Mr. Johnson received certain long-term equity incentive awards under our 2021 Omnibus Incentive Plan, as described below under “—Long-Term Equity Incentives.”

The Johnson Employment Agreement prohibits Mr. Johnson from competing with our business during employment and for one year following the termination of his employment for any reason. The Johnson Employment Agreement further prohibits Mr. Johnson from soliciting our employees or clients during employment and for two years following the termination of his employment for any reason.

Mr. Johnson is also party to a confidential information and invention assignment agreement that contains a perpetual confidentiality covenant and an intellectual property assignment provision in favor of TaskUs Holdings, Inc.

The Johnson Employment arrangement also contains severance provisions, which are discussed below under “—Termination and Change in Control Provisions—Severance Arrangements.”

Base Salary
We provide each named executive officer with a base salary for the services that the executive officer performs for us. This compensation component is a fixed element of compensation while other compensation elements are variable. Base salaries are reviewed annually and may be adjusted based on individual performance, Company performance, any change in the executive’s position within our business, the scope of his or her responsibilities and any changes thereto.
Each of Messrs. Maddock’s and Weir’s 2021 base salary was $30,000.
Effective February 15, 2021, Mr. Johnson’s salary was increased from $300,000 to $350,010 to more closely align with market compensation for his role.
Annual Incentive Plan Compensation
In order to motivate our employees, including our named executive officers, to pursue short-term financial goals that contribute to our long-term strategy, we provide them the opportunity to participate in an annual cash incentive plan (“AIP”). The target amounts our named executive officers are eligible to earn under the AIP are expressed as a percentage of base salary. In 2021, Messrs. Maddock and Weir forfeited eligibility to receive a cash bonus under the AIP. Mr. Johnson participated in the 2021 AIP with a target bonus amount of 100% of his base salary.
Payout under the 2021 AIP was based on our performance against annual revenue and Adjusted EBITDA targets with a potential payout range of 0 - 150% of target based on the table below.

		Revenue
		<=$574M	>=$574M	>=$587M	>=$600M	>=$615M	>=$650M	>=$681M	>=$720M
Adjusted EBITDA (1)	<=$131M	0%	0%	0%	0%	0%	0%	0%	0%
	>=$131M	0%	10%	10%	10%	11%	11%	12%	13%
	>=$134M	0%	10%	30%	31%	31%	33%	35%	37%
	>=$137M	0%	10%	31%	65%	67%	70%	74%	78%
	$140M	0%	11%	31%	67%	100%	106%	111%	117%
	>=$153M	0%	11%	33%	70%	106%	114%	119%	126%
	>=$163M	0%	12%	35%	74%	111%	119%	136%	143%
	>=$180M	0%	13%	37%	78%	117%	126%	143%	150%

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Executive and Director Compensation
(1)Adjusted EBITDA is a non-GAAP profitability measure that represents EBITDA before certain items that are considered to hinder comparison of the performance of our businesses on a period-over-period basis or with other businesses. During the periods presented, we exclude from Adjusted EBITDA offering costs, the effect of foreign currency gains and losses, losses on disposals of assets, COVID-19 related expenses, severance costs, lease termination costs, natural disaster costs, contingent consideration, one-time payments associated with the IPO and stock-based compensation expense and employer payroll tax associated with equity-classified awards, which include costs that are required to be expensed in accordance with GAAP.

Because our revenue and Adjusted EBITDA performance for 2021, $760.7 million and $187.9 million respectively, exceeded the maximum targets as per the grids above, Mr. Johnson earned a cash bonus for 2021 pursuant to the AIP equal to 150% of his target bonus amount, as illustrated in the table set forth below.

Name	Base Salary ($)	Target Bonus%	Target BonusAmount ($)	Achievement Factor %	Bonus Paid ($)
Jarrod Johnson	350,010	100%	350,010	150%	525,015
Long-Term Equity Incentives
Founder Awards
In connection with our IPO, our board approved the grant of time-based restricted stock units, time-based stock options and performance-based restricted stock units (PSUs) to Messrs. Maddock and Weir pursuant to our 2021 Omnibus Incentive Plan, which we refer to, collectively, as the “Founder Awards.” The Founder Awards were effective June 10, 2021 with a June 15, 2021 vesting reference date and consisted of the following:

Name	RSUs (#)	PSUs (at 100%)	Options (#)
Bryce Maddock	1,102,354	1,653,530	551,177
Jaspar Weir	1,102,354	1,653,530	551,177

Restricted Stock Units. The RSUs vest in substantially equal quarterly installments over the four-year period beginning on September 15, 2021, subject to the executive’s continued service (whether as an employee, director, consultant or otherwise) through each applicable vesting date. The RSUs are subject to the following vesting acceleration terms:
•Upon a termination of the executive’s continued service by us without cause, by the executive due to his resignation for good reason, or due to his death or disability (a “qualifying termination”), all of the then-unvested RSUs will fully vest in connection with such termination. In the event of such qualifying termination, any of our Class A common stock deliverable in settlement of vested RSUs will be delivered on the date such RSUs would have otherwise vested.
•In the event of a Change in Control (as defined in our 2021 Omnibus Incentive Plan) of the Company, if either (i) the RSUs are not otherwise continued, converted, assumed, or replaced by the Company, a member of the company group or a successor entity; or (ii) the executive experiences a qualifying termination at any time following a Change in Control in which the RSUs are continued, converted, assumed, or replaced by the Company, a member of the company group or a successor entity, all of the then-unvested RSUs will fully vest in connection with such Change in Control or qualifying termination, as applicable.
Performance-Based Stock Units. The PSUs consist of three tranches that will remain outstanding and eligible to vest over various performance periods over a four-year period following the grant date, based on the achievement of enterprise value CAGR levels. The Tranche I PSUs will vest for each performance period only if we achieve an enterprise value CAGR of at least 15% for such performance period, the Tranche II PSUs will vest for each performance period only if we achieve an enterprise value CAGR of at least 25% for such performance period and the Tranche III PSUs will vest for each performance period only if we achieve an enterprise value CAGR of at least 35% for such performance period, subject to the executive’s continued employment through the last day of each applicable performance period (except as described below). 20% of each tranche will be eligible to vest for the performance periods beginning on the date of grant and ending on the first, second, and third anniversaries of June 15, 2021, and 40% will be eligible to vest for the performance period beginning on the date of grant and ending on June 15, 2025. Any PSUs that do not vest prior to the fourth anniversary of the grant date will be automatically terminated without consideration. The PSUs are subject to the following vesting acceleration terms:
•Upon a qualifying termination of the executive prior to June 15, 2025, in lieu of the vesting eligibility of each tranche as described above, the executive will receive 25% vesting for each tranche with respect to each of the four performance periods, with linear interpolation between performance periods based on the number of days in the performance period in

23

Executive and Director Compensation
which the termination of employment occurs between the last day of the immediately preceding completed performance period and the date of such termination. In addition, an additional 25% of each tranche will remain outstanding and eligible to vest based on the enterprise value CAGR on the date of the first anniversary following the executive’s termination of employment.
•In the event of a Change in Control of the Company, the PSUs will be treated as follows:
–With respect to any PSUs for which the applicable performance period has been completed as of the date of the Change in Control, but for which the determination date has not yet occurred, the executive will earn the number of PSUs for such tranche based on the level of achievement based on actual performance for the applicable performance period and vest in such PSUs as of the date of the Change in Control;
–With respect to any PSUs for which the applicable performance period has been completed as of the date of the Change in Control and for which the determination date has occurred but such PSUs did not previously vest and remained outstanding and eligible to vest in connection with the final performance period, such PSUs will fully vest upon the Change in Control to the extent earned based on performance through the date of such Change in Control; and
–With respect to any PSUs for which the applicable performance period has not been completed as of the date of the Change in Control, such PSUs will be deemed earned based on performance through the date of such Change in Control and vest in equal installments on a quarterly basis following the Change in Control over the lesser of (i) the time remaining in the final performance period or (ii) two years; in each case, subject to the executive’s continued employment through each applicable vesting date. Following such Change in Control, in the event that the executive has a qualifying termination on or before the applicable quarterly vesting date, then he will fully vest in such PSUs as of the date of such qualifying termination.
For purposes of the PSUs, enterprise value CAGR is calculated by measuring the compounded annual growth rate with respect to Enterprise Value (as defined below) using the following formula:
Where “n” equals the period of time (in years) elapsed from the date of grant to the last day of the applicable performance period (or, if applicable, to a Change in Control). The “Beginning Enterprise Value” shall mean $3,250,000,000. “Ending Enterprise Value” shall mean the 30-day volume-weighted average price for each share of Class A Common Stock ending on and including the last day of the applicable Performance Period (or, if applicable, as of a Change in Control).
Stock Options. The options were granted effective immediately following the determination of the IPO price per share of our Class A common stock, and have a per-share exercise price equal to the IPO price ($23.00). The options vest in substantially equal quarterly installments over the four-year period beginning on September 15, 2021, subject to the executive’s continued employment through each applicable vesting date. The options are subject to the following vesting acceleration terms:
•Upon a qualifying termination, the options will vest in respect of the next four quarterly tranches scheduled to vest immediately following such termination. The executive may only exercise such accelerated options during the 90-day period following the date on which such options would have otherwise vested.
•In the event of a Change in Control of the Company, if either (i) the options are not otherwise continued, converted, assumed, or replaced by the Company, a member of the company group or a successor entity; or (ii) the executive experiences a qualifying termination at any time following the Change in Control in which the options are continued, converted, assumed, or replaced by the Company, a member of the company group or a successor entity, all of the then-unvested options will fully vest in connection with such Change in Control or qualifying termination, as applicable.
Long-Term Equity Incentives Granted to Mr. Johnson
On August 5, 2021, we entered into the Johnson Employment Agreement, as described under “—Narrative Disclosure to Summary Compensation Table—Employment Agreements” above. In connection with this, on August 5, 2021, our board of directors granted Mr. Johnson the following long-term equity incentive awards under our Omnibus Incentive Plan.

24

Executive and Director Compensation

Name	RSUs	PSUs (at 100%)	Options
Jarrod Johnson	199,071	66,357	232,250

Restricted Stock Units. The RSU award agreements provide that 20% of the RSUs vest on each of the first three anniversaries of the grant date, and the remaining 40% on the fourth anniversary of the grant date, such that they will be fully vested on the fourth anniversary of the grant date, subject to continuous service through each vesting date. The RSUs are subject to the same vesting acceleration terms set forth above with respect to the Founder RSUs.
Performance-Based Stock Units. Mr. Johnson’s PSUs are eligible to vest on the fourth anniversary of the grant date, based on the achievement of market capitalization CAGR levels. 50% of the PSUs will vest if we achieve a market capitalization CAGR of at least 25.1% for the four-year period beginning on the grant date and ending on the fourth anniversary of the grant date (the “Performance Period”). 100% of the PSUs will vest if we achieve a market capitalization CAGR of at least 35.1% for the Performance Period. None of the PSUs will vest if we fail to achieve a market capitalization CAGR of at least 25.1%. The PSUs are subject to the following vesting acceleration terms:
•With respect to any PSUs for which the performance period has been completed as of the date of a Change in Control, but for which the determination date has not yet occurred, Mr. Johnson will vest in the number of PSUs determined based on actual performance for the performance period and vest in such PSUs as of the date of the Change in Control; and
•With respect any PSUs for which the performance period has not been completed as of the date of a Change in Control, to the extent that any such PSUs are earned based on performance through the date of such Change in Control, such earned PSUs will vest in equal installments on a quarterly basis following the Change in Control over the lesser of (i) the time remaining in the final performance period or (ii) two years; in each case, subject to Mr. Johnson’s continued employment through each applicable vesting date.
Stock Options. Mr. Johnson’s stock options vest 20% on each of the first three anniversaries of the grant date, and the remaining 40% on the fourth anniversary of the grant date, such that they will be fully vested on the fourth anniversary of the grant date, subject to continuous service through each vesting date. The exercise price of such stock option is $30.14, which was the closing price per share of our common stock on the Nasdaq Global Select Market on the grant date. The options are subject to the same vesting acceleration terms that apply to the Founder stock options.
Retirement and Other Benefits
Our named executive officers are eligible to receive the same benefits we provide, and to participate in all plans we offer, to other full-time employees, including health and dental insurance, group term life insurance, short- and long-term disability insurance, other health and welfare benefits, our 401(k) Savings Plan and other voluntary benefits.
Limited Perquisites
Executive perquisites are not part of our general compensation philosophy; however, we provide limited perquisites and personal benefits that are not generally available to all employees when necessary to attract and retain top talent. For example, we provide Messrs. Maddock and Weir a car allowance and the use of certain Company personnel to administer personal matters. In addition, the Company paid certain legal expenses incurred in connection with our IPO on behalf of Messrs. Maddock and Weir.
Outstanding Equity Awards as of December 31, 2021
The following table sets forth outstanding unvested equity awards held by our named executive officers as of December 31, 2021.

25

Executive and Director Compensation

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)(1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Bryce Maddock	68,896	482,281(2)	23.00	6/10/31	964,560(3)	52,047,658	1,653,530(4)	89,224,479
Jaspar Weir	68,896	482,281(2)	23.00	6/10/31	964,560(3)	52,047,658	1,653,530(4)	89,224,479
Jarrod Johnson		232,250(5)	30.14	8/5/31	199,071(6)	10,741,871	66,357(7)	3,580,624
(1)The market value in this column is based on the closing price of $53.96 per share as of December 31, 2021 for our Class A Common Stock listed on The Nasdaq Stock Market.
(2)These options vest quarterly over four years, with the first tranche vesting on September 15, 2021.
(3)These RSUs vest quarterly over four years, with the first tranche vesting on September 15, 2021.
(4)These PSUs were granted in three performance tranches and vest annually based on our enterprise value compound annual growth rate over a four-year performance period beginning on the grant date and ending on the fourth anniversary of the grant date. The number of PSUs reported represents 100% of the number of PSUs awarded on the grant date. The number that would be received upon vesting, if any, may range from 0% to 100% of the number shown.
(5)These options vest annually over four years as follows: 20% on August 5, 2022; 20% on August 5, 2023; 20% on August 5, 2024; and 40% on August 5, 2025.
(6)These RSUs vest annually over four years as follows: 20% on August 5, 2022; 20% on August 5, 2023; 20% on August 5, 2024; and 40% on August 5, 2025.
(7)These PSUs vest based on our market capitalization compound annual growth rate over a four-year performance period beginning on the grant date and ending on the fourth anniversary of the grant date. The number of PSUs reported represents 100% of the number of PSUs awarded on the grant date. The number that would be received upon vesting, if any, may range from 0% to 100% of the number shown.

Termination and Change in Control Provisions
Severance Arrangements
Pursuant to the Johnson Employment Agreement, in the event Mr. Johnson’s employment is terminated by us without “cause,” or Mr. Johnson resigns from employment with “good reason,” in each case as defined in the Johnson Employment Agreement, subject to his execution of an effective release of claims in favor of the Company, he is entitled to receive separation pay in an amount equal to the sum of his annual base salary and target annual bonus for the year in which such termination of employment occurs.
We do not have any severance arrangements with Messrs. Maddock and Weir.
Treatment of Equity Awards in Connection with a Termination or Change in Control
For a description of the treatment of the equity awards granted to our named executive officers in the event of a termination or change in control, see “Narrative Disclosure to Summary Compensation Table—Long Term Equity Incentives” above.

26

Executive and Director Compensation
2021 Director Compensation
The Compensation Committee reviews and recommends non-employee director compensation to the board for approval. Beginning in 2021, compensation for newly joining non-employee directors consists of cash and equity-based compensation.

	Pay Element	Annual Amount ($)(1)
Director Compensation	Annual Board Retainer	$50,000
	Annual Equity Retainer(2)	$165,000
	At-election Equity Grant(3)	$250,000
Committee Chair Compensation	Audit	$20,000
	Compensation	$15,000
	Nominating & ESG	$10,000
Committee Member Compensation	Audit	$10,000
	Compensation	$7,500
	Nominating & ESG	$5,000
(1)Amounts are prorated for Directors who join after the start of the fiscal year, with the exception of the at-election equity grant.
(2)Annual equity retainer is granted in the form of RSUs and vests on the earlier of the first anniversary of the grant date or the next annual meeting of stockholders.
(3)At-election grant is granted in the form of RSUs and vests annually over three years.

The following table summarizes all compensation awarded to, earned by, or paid to each of our non-employee directors during 2021. Messrs. Dixit, Kumar and Mehta do not receive any compensation for their services on our board. Ms. Reses did not receive any compensation for services on our board during 2021. Our executive directors are not separately compensated for their service on our board.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Amit Dixit	-	-	-	-
Susir Kumar	-	-	-	-
Mukesh Mehta	-	-	-	-
Jacqueline Reses	-	-	-	-
Kelly Tuminelli	$19,514	$373,718	-	$393,232
(1)This column reflects the grant date fair value of RSUs granted in 2021 as computed in accordance with FASB ASC 718, excluding the effect of estimated forfeitures. Such value is based on the closing price per share of Class A common stock on the date of grant and the number of units granted.
(2)As of December 31, 2021, Ms. Reses held 333,410 stock options that were granted on July 18, 2019 and become exercisable as to 83,352 on June 11, 2022, 83,352 on June 11, 2023, and 166,706 on June 11, 2024, and Ms. Tuminelli held 5,159 RSUs, of which 3,451 vest in one-third tranches over the first three anniversaries of September 7, 2021, and 1,708 are expected to vest on the date of the 2022 Annual Meeting of Stockholders.

Equity Compensation Plan Information
The following table sets forth certain information with respect to the equity compensation plans maintained by us as of December 31, 2021.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)(3)
Equity compensation plans approved by security holders	17,238,213	$10.53	8,706,134
Equity compensation plans not approved by security holders	—	—	—
(1)Includes 7,343,080 shares subject to outstanding options under our 2019 Stock Incentive Plan as well as 2,342,241 shares subject to outstanding options, 4,179,475 unvested RSUs and 3,373,417 unvested PSUs under our 2021 Omnibus Incentive Plan. PSUs are, for purposes of this column, assumed to be payable at 100% of target. Following our IPO, no additional awards have been or will be granted under the 2019 Plan.
(2)Weighted-average exercise price calculation excludes outstanding RSUs and PSUs, which do not have an exercise price.
(3)Consists of shares available under the 2021 Omnibus Incentive Plan.

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Independent Registered
Public Accounting Firm
Principal Accountant Fees and Services
The following is a summary of KPMG LLP’s fees for professional services rendered to us for the fiscal years ended December 31, 2021 and December 31, 2020.

(in thousands)	2021	2020
Audit Fees(1)	$929	$1,344
Tax Fees(2)	802	925
Total	$1,731	$2,269
(1)Audit fees consisted of fees for the audits of our consolidated financial statements included in our Annual Report on Form 10-K and reviews of interim condensed consolidated financial statements included in our quarterly reports on Form 10-Q, statutory audits of our subsidiaries and comfort letters, consents and other services rendered in connection with our registration statements for our IPO and our secondary offering.
(2)Tax fees consisted of fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state and international income tax matters, assistance with sales tax, assistance with tax audits and transaction diligence.
Pre-Approval of Audit and Non-Audit Services Policy
Pursuant to its charter, the Audit Committee may delegate authority to one or more independent members to grant pre-approvals of audit and permitted non-audit services. Unless otherwise provided by the Audit Committee, the Chairperson of the Audit Committee (provided such Chairperson is independent) is authorized to pre-approve audit and permitted non-audit services as necessary. Any pre-approvals made by the Chairperson or such other independent member of the Audit Committee to whom such authority has been delegated shall be presented to the full Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, pre-approval is not necessary for minor non-audit services if: (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5% of the total amount of revenue paid by the Company to its independent registered public accounting firm during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board to whom authority to grant such approvals has been delegated by the Audit Committee.
All of the services and fees identified in the table above were approved in accordance with SEC and Public Company Accounting Oversight Board requirements and, following our IPO, pursuant to the pre-approval policy described in this paragraph.

28

Audit Committee Report*
The Audit Committee has reviewed and discussed our audited financial statements with management and KPMG LLP, and has discussed with KPMG LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and SEC. Additionally, the Audit Committee has received the written disclosures and the letter from KPMG LLP, as required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence. Based upon such review and discussion, the Audit Committee recommended to our board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.
Audit Committee of the Board of Directors,
Kelly Tuminelli, Chair
Susir Kumar
Jacqueline D. Reses

*This report of the Audit Committee is required by the SEC rules and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act of 1933 or the Exchange Act.

29

Proposal Two:
Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. In accordance with its charter, the Audit Committee evaluates the independent registered public accounting firm’s qualifications, performance and independence at least annually.
Our Audit Committee has selected KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. KPMG LLP has served as the Company’s independent registered public accounting firm since 2015. The members of the Audit Committee and our board of directors believe that the continued retention of KPMG LLP is in the best interests of the Company and its stockholders. Our board of directors and Audit Committee value the opinions of our stockholders and consider the selection of such firm to be an important matter of stockholder concern. The selection of KPMG LLP is accordingly being submitted for ratification of stockholders as a matter of good corporate practice. If the stockholders fail to ratify this selection, our board of directors and Audit Committee will consider the outcome of the vote in determining whether to retain this firm for the fiscal year ending December 31, 2022. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of our Company and its stockholders.
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 requires the affirmative vote of at least a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on the subject matter. Stockholders may vote “For,” “Against,” or “Abstain” with respect to this Proposal 2. Abstentions will have the same effect as a vote “Against” Proposal 2. Broker non-votes, if any, will have no effect on the outcome of Proposal 2.
One or more representatives of KPMG LLP are expected to be present at the Annual Meeting online and will have an opportunity to make a statement if they wish and be available to respond to appropriate questions.

FOR	OUR BOARD, UPON RECOMMENDATION OF OUR AUDIT COMMITTEE, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

30

Proposal Three:
Approval of the TaskUs, Inc. 2022 Employee Stock Purchase Plan
On April 13, 2022, upon the recommendation of the Compensation Committee, our board of directors adopted the TaskUs, Inc. 2022 Employee Stock Purchase Plan (the “2022 ESPP”) and reserved 5,000,000 shares of the Company’s Class A common stock for issuance thereunder (subject to adjustments permitted under the 2022 ESPP). The board’s approval of the 2022 ESPP is subject to approval by the stockholders of the Company within 12 months of the date the board adopted such plan.
Company stockholders are being asked to approve the 2022 ESPP and the board’s reservation of shares under the 2022 ESPP for the purpose of qualifying the 2022 ESPP for favorable tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).
Summary of the 2022 ESPP
The principal features of the 2022 ESPP are summarized below. The following summary of the 2022 ESPP does not purport to be a complete description of all of the provisions of the 2022 ESPP. It is qualified in its entirety by reference to the complete text of the 2022 ESPP, which has been filed with the SEC as Annex A to this proxy statement.
General
The purpose of the 2022 ESPP is to provide employees of the Company and its designated subsidiaries and affiliates with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Class A common stock.
Administration
The 2022 ESPP is administered by the Compensation Committee or another committee designated by our board to administer the plan, which we refer to herein as the ESPP Administrator. All questions of interpretation of the 2022 ESPP are determined by the ESPP Administrator, whose decisions are final and binding upon all participants. The ESPP Administrator may delegate its responsibilities under the 2022 ESPP to one or more other persons. As of April 1, 2022, a total of approximately 44,000 Company teammates would have been eligible to participate in the 2022 ESPP.
Eligibility; Participation
All company employees are eligible to participate in the 2022 ESPP, except for any employee who is a highly compensated employee (as determined pursuant to Section 414(q) of the Code) and who is an officer subject to the disclosure requirements of Section 16(a) of the Exchange Act.
The 2022 ESPP is implemented by offering periods lasting not longer than 27 months (an “Offering Period”). Unless the ESPP Administrator determines otherwise, each Offering Period will be a six-month period. An eligible employee may begin participating in the 2022 ESPP effective at the beginning of an Offering Period. Class A common stock is purchased under the 2022 ESPP on the last trading day of each Offering Period (a “Purchase Date”), unless the participant becomes ineligible, withdraws or terminates employment earlier. To participate in the 2022 ESPP, each eligible employee must authorize contributions, which will generally be collected through payroll deductions. Such payroll deductions may range from 2% to 15% of the participant’s compensation (as defined in the 2022 ESPP). A participant may only change the percentage of compensation that is deducted to purchase shares under the 2022 ESPP effective at the beginning of an Offering Period (other than to withdraw entirely from the 2022 ESPP). Each participant who has elected to participate is automatically granted a purchase right on the first day of the Offering Period to purchase shares of Class A common stock. The purchase right is automatically exercised on the Purchase Date with the contributions accumulated during such Offering Period.
Purchase Price
The price per share at which shares are purchased under the 2022 ESPP is determined by the ESPP Administrator, but in no event will be less than 85% of the fair market value of the Class A common stock on the first or the last day of the offering

31

Proposal Three
period, whichever is lower. As of April 1, 2022, the closing price of our Class A common stock as reported on the Nasdaq Stock Market was $39.45 per share.
Adjustments
In the event of any reorganizations, recapitalization, stock splits, reverse stock splits, stock dividends, extraordinary dividends or distributions or similar events, the ESPP Administrator will appropriately adjust the number and class of shares available under the 2022 ESPP and the applicable purchase price of such shares.
Limitations on Participation
A participant is not permitted to purchase shares under the 2022 ESPP if the participant would own shares possessing 5% or more of the total combined voting power or value of equity interests in the Company. A participant is also not permitted to purchase common stock with a fair market value in excess of $25,000 in any one calendar year or more than 2,500 shares of Class A common stock in any Offering Period. A participant does not have the rights of a stockholder until the shares are actually issued to the participant.
Transferability
Rights to purchase common stock under the 2022 ESPP may not be transferred by a participant and may be exercised during a participant’s lifetime only by the participant.
Amendment and Termination
The 2022 ESPP was approved by our board and became effective on April 13, 2022. Our board may amend, alter or discontinue the ESPP in any respect at any time; however, stockholder approval is required for any amendment that would increase the number of shares reserved under the 2022 ESPP other than pursuant to an adjustment as provided in the 2022 ESPP or materially change the eligibility requirements to participate in the 2022 ESPP.
New Plan Benefits
Because benefits under the 2022 ESPP will depend on employees’ elections to participate and the fair market value of Company common stock at various future dates, it is not possible to determine the benefits that will be received by employees if the 2022 ESPP is approved by the stockholders. Non-employee Directors and Section 16 officers of the Company are not eligible to participate in the 2022 ESPP.
U.S. Federal Income Tax Consequences
If Company stockholders approve this proposal, the 2022 ESPP, and the right of participants to make purchases thereunder, is expected to qualify under the provisions of Sections 421 and 423 of the United States Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the 2022 ESPP are sold or otherwise disposed of. Upon a sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period for the shares acquired under the 2022 ESPP. If the shares are sold or otherwise disposed of more than two years from the first day of the Offering Period and more than one year from the Purchase Date, then the participant generally will recognize ordinary income measured as the lesser of (i) the excess of the amount received upon such sale or disposition over the purchase price, or (ii) an amount equal to the discount offered on the purchase of the shares at the start of the Offering Period. Any additional gain should be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to the Company.
The foregoing is only a summary of the effect of U.S. federal income taxation upon participants and the Company with respect to the 2022 ESPP based on the U.S. federal income tax laws in effect as of the date of this proxy statement. It is not intended to be exhaustive and does not discuss the tax consequences arising in the context of the employee’s death or the income tax laws of any municipality, state or foreign country in which the employee’s income or gain may be taxable or the gift, estate, or any tax law other than U.S. federal income tax law. Because individual circumstances may vary, the Company advises all recipients to consult their own tax advisor concerning the tax implications of participation in the 2022 ESPP.

32

Proposal Three
Approval of the 2022 ESPP requires the affirmative vote of at least a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on the subject matter. Stockholders may vote “For,” “Against,” or “Abstain” with respect to this Proposal 3. Abstentions will have the same effect as a vote “Against” Proposal 3. Broker non-votes will have no effect on the outcome of Proposal 3.

FOR	OUR BOARD, UPON RECOMMENDATION OF OUR COMPENSATION COMMITTEE, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE TASKUS, INC. 2022 EMPLOYEE STOCK PURCHASE PLAN.

33

Certain Relationships and Related Person Transactions
Procedures for Review, Approval, and Ratification of Related Person Transactions
Our board of directors has adopted a written policy regarding the review, approval, ratification or disapproval by our Audit Committee (or other approving body, provided that such approving body is comprised of a majority of disinterested and independent members of the board or any committee) of transactions between us or any of our subsidiaries and any related person (defined in the policy to have the meaning given to such term in Item 404(a) of Regulation S-K and includes our executive officers, directors or director nominees, any stockholder known to the Company to beneficially own in excess of 5% of any class of our voting securities at the time of occurrence or existence of the related person transaction and any immediate family member of any of the foregoing persons) in which the amount involved exceeds $120,000 and in which one or more of such related persons has a direct or indirect interest. In approving, ratifying or disapproving any such transaction, our Audit Committee considers the relevant facts and circumstances available and deemed relevant to the Audit Committee.
Related Person Transactions
Stockholders Agreement
In connection with our IPO, we entered into a Stockholders Agreement with our Sponsor and the Founder Groups granting them certain board designation, approval and other rights.
Board Nomination Rights
The Stockholders Agreement gives our Sponsor and the Founder Groups the right to designate a certain number of nominees for election to our board of directors so long as each Founder Group and our Sponsor do not sell below, or beneficially owns (directly or indirectly), as applicable, a specified percentage of the total voting power of our common stock. For additional information, please see “Corporate Governance and Board Matters—Composition of the Board of Directors” above.
Approval Rights
The Stockholders Agreement also provides that for so long as our Sponsor and its affiliates and our Co-Founders and their affiliates, respectively, own at least 5% of the shares of our common stock entitled to vote generally in the election of our directors and are entitled to designate at least one director pursuant to the Stockholders Agreement (or such earlier date that the Sponsor or our Co-Founders request their respective approval rights to be terminated), our Sponsor and at least one of our Co-Founders must approve in advance certain of our actions, including each of the following: any transaction involving us on the one hand and our Sponsor and its affiliates, or one of our Co-Founders and his affiliates, on the other hand, other than (i) certain rescue financing transactions and (ii) transactions or agreements on arms’-length terms with portfolio companies of our Sponsor; any issuances of equity securities (and securities convertible into, or exchangeable or exercisable for our equity securities), other than (i) in connection with public offerings, (ii) certain equity incentive plans and (iii) mergers, consolidations or similar extraordinary transactions; any declaration or payment of dividends other than those that are paid pro rata to holders of our common stock; entry into any bankruptcy, liquidation, dissolution or winding-up of our Company, other than in connection with a sale transaction that is structured as a sale of all or substantially all of our assets; and any amendment or modification or waiver of our amended and restated certificate of incorporation or amended and restated bylaws that adversely affects the rights of Sponsor or our Co-Founders as compared to other holders of our common stock.
Transfer Restrictions
Our Co-Founders and their affiliates are, subject to limited exceptions including the prior written consent of our Sponsor, prohibited from transferring the Company’s shares of common stock they hold prior to the third anniversary of the completion of our IPO; provided that such transfer restrictions do not apply to such proportion of the shares held by our Co-Founders that is equal to the proportion of shares of common stock sold in our IPO and in subsequent transactions by our Sponsor relative to the total number of shares of common stock held by our Sponsor immediately prior to the consummation of our IPO.
Other Provisions
The Stockholders Agreement also requires us to cooperate with our Sponsor in connection with certain future pledges, hypothecations, grants of security interest in or transfers (including to third-party investors) of any or all of the shares of our common stock held by our Sponsor, including to banks or financial institutions as collateral or security for loans, advances or

34

Certain Relationships and Related Person Transactions
extensions of credit. The agreement will also permit our Sponsor to assign its rights and obligations under the Stockholders Agreement, in whole or in part, without our prior written consent.
Registration Rights Agreement
In connection with our IPO, we entered into a registration rights agreement with our Sponsor and our Co-Founders, which provides for customary “demand” registrations and “piggyback” registration rights. The registration rights agreement also provides that we will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the Securities Act.
Support and Services Agreement
The Company was formed by investment funds affiliated with Blackstone Inc. (“Blackstone”) as a vehicle for the acquisition of TaskUs Holdings, Inc. (formerly known as TaskUs, Inc.) (“TaskUs Holdings”) on October 1, 2018 (the “Blackstone Acquisition”). In connection with the closing of the Blackstone Acquisition, TaskUs and TaskUs Holdings entered into a support and services agreement (the “Support and Services Agreement”) with Blackstone Capital Partners VII L.P. and Blackstone Capital Partners Asia L.P. and Blackstone Management Partners L.L.C. (“BMP”), an affiliate of Blackstone. Under the Support and Services Agreement, we reimburse BMP and its affiliates for expenses related to support services customarily provided by Blackstone’s portfolio operations group to Blackstone’s portfolio companies, as well as healthcare-related services provided by Blackstone’s Equity Healthcare group and Blackstone’s group purchasing program. The Support and Services Agreement also requires us to, among other things, make certain information, including tax-related information, books and records of TaskUs and its subsidiaries, and access to officers, directors and auditors, available to Blackstone and to indemnify BMP and its affiliates against certain claims. During the year ended December 31, 2021 we made payments of $0.1 million pursuant to the Support and Services Agreement.
Indemnification Agreements
We are party to indemnification agreements with our Co-Founders and our other directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.
Certain Commercial Transactions
Our Sponsor and its affiliates have ownership interests in a broad range of companies. We have entered and may in the future enter into commercial transactions in the ordinary course of our business with some of these companies, including the sale of goods and services and the purchase of goods and services. None of these transactions or arrangements has been or is expected to be material to us. From time to time, the Company does business with a number of other companies affiliated with Blackstone, which cannot be presumed to be carried out at an arm’s-length basis. During the year ended December 31, 2021, we made payments of $1.3 million to Alight, Inc., an entity in which our Sponsor had an interest and that provides us with certain consulting services.
During the year ended December 31, 2021, we received payments of $2.2 million, $0.4 million and $0.2 million from Vivint Smart Home, Inc., Spanx, Inc. and Ancestry.com LLC, respectively, entities in which our Sponsor had an interest and that are our customers.
In addition, we have entered and may enter into transactions in the ordinary course of business with entities in which other related persons have an interest. None of these transactions or arrangements has been or is expected to be material to us. During the year ended December 31, 2021, we made payments of $0.3 million to InGroup Consulting Services LLP, a transformation consulting firm for which Mr. Kumar, one of our directors, serves as managing partner.
Other Matters
In connection with the Blackstone Acquisition, we received approximately $3.6 million in certain tax benefits. As a result and in accordance with the stock purchase agreement, we paid approximately $2.8 million in cash to our Co-Founders in July 2021.
Blackstone Securities Partners L.P., an affiliate of Blackstone, served as underwriter of 1,380,000 of the 15,180,000 shares of Class A common stock sold in our June 2021 IPO, with underwriting discounts and commissions of $1.265 per share paid by the Company and selling stockholders, with respect to the shares sold by them. Blackstone Securities Partners L.P. also served as underwriter of 1,021,942 of the 12,077,480 shares of Class A common stock sold in our October 2021 secondary offering, with underwriting discounts and commissions of $2.06375 per share paid by the selling stockholders.

35

Beneficial Ownership
of Securities
The following table sets forth information as of April 1, 2022 (or as of the date otherwise indicated below) regarding beneficial ownership by:
•each person known to us to beneficially own more than 5% of any class of our outstanding common stock;
•our directors and director nominees;
•each of our named executive officers (as listed in the Summary Compensation Table above); and
•all of our directors and executive officers as a group.
The number of shares beneficially owned by each entity or individual is determined under the SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting or investment power and also any shares that the entity or individual has the right to acquire as of May 31, 2022 (60 days after April 1, 2022) through the exercise of any stock options, through the vesting of RSUs payable in shares, or upon the exercise of other rights. Unless otherwise indicated, each person has sole voting and investment power (or shares such power with his or her spouse, as applicable) with respect to the shares set forth in the following table.
The number of shares of Class A common stock and Class B common stock outstanding and percentage of beneficial ownership set forth below is computed on the basis of 27,523,669 shares of our Class A common stock and 70,032,694 shares of our Class B common stock issued and outstanding as of April 1, 2022, and assumes no exchange of Class B common stock for Class A common stock. Each share of Class B common stock is convertible at any time into one share of Class A common stock. Unless otherwise noted, the mailing address of each listed beneficial owner is c/o TaskUs, Inc., 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132.

	Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock		Total voting power (1)
Name of Beneficial Owner	Number	%	Number	%	%
Principal Stockholders:
Our Sponsor(2)	—	*	47,130,480	67.3%	64.8%
FMR LLC(3)	4,088,592	14.9%	—	*	*
The Vanguard Group(4)	2,462,748	8.9%	—	*	*
Tiger Global Investments, L.P.(5)	1,779,000	6.5%	—	*	*
Alger Associates, Inc.(6)	1,678,212	6.1%	—	*	*
3G Courser Fund Partners LTD(7)	1,550,000	5.6%	—	*	*
Wasatch Advisors, Inc.(8)	1,455,135	5.3%	—	*	*
Directors and Named Executive Officers:
Bryce Maddock(9)	236,439	*	11,451,107	16.4%	15.8%
Jaspar Weir(10)	236,438	*	11,451,107	16.4%	15.8%
Amit Dixit	—	*	—	*	*
Jill A. Greenthal	—	*	—	*	*
Michelle Gonzalez	—	*	—	*	*
Susir Kumar	—	*	—	*	*
Mukesh Mehta	—	*	—	*	*
Jacqueline Reses	—	*	—	*	*
Kelly Tuminelli	—	*	—	*	*
Jarrod Johnson	—	*	—	*	*
Directors and executive officers as a group (15 persons)	472,877	1.7%	22,902,214	32.7%	31.5%
*Represents less than 1%.

36

Beneficial Ownership of Securities
(1)Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. The holders of our Class B common stock are entitled to ten votes per share, and holders of our Class A common stock are entitled to one vote per share. Percentages may not add exactly due to rounding.
(2)Based solely on information contained in a Schedule 13G filed with the SEC on February 11, 2022. Reflects securities held directly by BCP FC Aggregator L.P. The general partner of BCP FC Aggregator L.P. is BCP VII/BCP Asia Holdings Manager (Cayman) L.L.C. The managing members of BCP VII/BCP Asia Holdings Manager (Cayman) L.L.C. are Blackstone Management Associates Asia L.P. and Blackstone Management Associates (Cayman) VII L.P. The general partners of Blackstone Management Associates Asia L.P. are BMA Asia L.L.C. and BMA Asia Ltd. The general partners of Blackstone Management Associates (Cayman) VII L.P. are BCP VII GP L.L.C. and Blackstone LR Associates (Cayman) VII Ltd. Blackstone Holdings III L.P. is the managing member of BMA Asia L.L.C., the sole member of BCP VII GP L.L.C., and the controlling shareholder of BMA Asia Ltd. and the Class A shareholder of Blackstone LR Associates (Cayman) VII Ltd. Blackstone Holdings III GP L.P. is the general partner of Blackstone Holdings III L.P. Blackstone Holdings III GP Management L.L.C. is the general partner of Blackstone Holdings III GP L.P. Blackstone Inc. is the sole member of Blackstone Holdings III GP Management L.L.C. The sole holder of the Series II preferred stock of Blackstone Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. Each of the Blackstone entities described in this footnote and Stephen A. Schwarzman may be deemed to beneficially own the securities beneficially owned by BCP FC Aggregator L.P., but each (other than BCP FC Aggregator L.P.) disclaims beneficial ownership of such securities. The address of each of such Blackstone entities and Mr. Schwarzman is c/o Blackstone Inc., 345 Park Avenue, New York, New York 10154.
(3)Based solely on information contained in a Schedule 13G/A filed with the SEC on February 9, 2022. Of the shares of Class A common stock beneficially owned, FMR LLC reported that it has sole voting power over 251,457 shares of common stock and sole dispositive power over 4,088,592 shares of common stock. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company LLC (“FMR Co. LLC”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(4)Based solely on information contained in a Schedule 13G filed with the SEC on February 10, 2022. Of the shares of Class A common stock beneficially owned, The Vanguard Group reported that it had shared voting power with respect to 9,079 shares, sole dispositive power with respect to 2,432,259 shares and shared dispositive power with respect to 30,489 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(5)Based solely on information contained in a Schedule 13G/A filed with the SEC on February 14, 2022. Of the shares of Class A common stock beneficially owned, Tiger Global Performance, LLC, Tiger Global Management, LLC, Charles P. Coleman III, and Scott Shleifer each reported that it had shared voting and dispositive power of 1,779,000 shares. Tiger Global Investments, L.P. reported that it had shared voting and dispositive power of 1,729,000 shares of Class A common stock. The address for Tiger Global Investments, L.P. is P.O. Box 31106, 89 Nexus Way, Camana Bay, Grand Cayman KY1-1205, Cayman Islands. The address for each of the other reporting persons herein is 9 West 57th Street, 35th Floor, New York, New York 10019.
(6)Based solely on information contained in a Schedule 13G filed with the SEC on February 14, 2022. Of the shares of Class A common stock beneficially owned, Alger Associates, Inc. reported that it had sole voting power and sole dispositive power with respect to 1,678,212 shares. The address of Alger Associates, Inc. is 100 Pearl Street, 27th Floor, New York, New York 10004.
(7)Based solely on information contained in a Schedule 13G filed with the SEC on February 14, 2022. Of the shares of Class A common stock beneficially owned, 3G Courser Fund LP, 3G Courser Fund Partners, Ltd., and 3G Capital Partners LP each reported that it had shared voting and dispositive power of 1,550,000 shares. The address for the reporting persons herein is 600 Third Avenue, 37th Floor, New York, New York 10016.
(8)Based solely on information contained in a Schedule 13G filed with the SEC on February 11, 2022. Of the shares of Class A common stock beneficially owned, Wasatch Advisors, Inc. reported that it had sole voting power and sole dispositive power with respect to 1,455,135 shares. The address of Wasatch Advisors, Inc. is 505 Wakara Way, Salt Lake City, Utah 84108.
(9)Reflects (i) 5,573,620 securities held by The Maddock 2015 Irrevocable Trust, (ii) 5,221,267 securities held by The Bryce Maddock Family Trust, (iii) 656,220 securities held by The Maddock 2015 Exempt Irrevocable Trust, (iv) 133,095 shares of Class A Common Stock held of record by Mr. Maddock, and (v) 103,344 shares of Class A Common Stock underlying options that are currently exercisable within 60 days of April 1, 2022. Mr. Maddock and Richard Reyes are each co-trustees of The Maddock 2015 Irrevocable Trust. Mr. Maddock is the trustee of The Bryce Maddock Family Trust.
(10)Reflects (i) 5,623,190 securities held by The Weir 2015 Irrevocable Trust, (ii) 5,221,267 securities held by the Jasper Weir Family Trust, (iii) 606,650 securities held by The Weir 2015 Exempt Irrevocable Trust, (iv) 133,094 shares of Class A Common Stock held of record by Mr. Weir, and (v) 103,344 shares of Class A Common Stock underlying options that are currently exercisable within 60 days of April 1, 2022. Tarun Nimmagadda is the trustee of The Weir 2015 Irrevocable Trust. Mr. Weir is the trustee of the Jaspar Weir Family Trust.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, officers, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. To our knowledge, based solely on our review of Forms 3, 4 and 5 filed with the SEC or written representations that no Form 5 was required, during the year ended December 31, 2021 we believe that our directors, officers and persons who beneficially own more than 10% of a registered class of our equity securities timely filed all reports required under Section 16(a) of the Exchange Act, except that, due to administrative error, the Form 3 timely filed for Ms. Reses omitted the disclosure of one stock option grant held by Ms. Reses.

37

Questions & Answers
About the Annual Meeting
This proxy statement is being provided to you in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting to be held on Tuesday, June 14, 2022 at 9:00 a.m. Central Time, or at any adjournment or postponement thereof.
1.Where is the Annual Meeting being held?
Our board of directors has determined that the Annual Meeting should be held online via live audio webcast at www.virtualshareholdermeeting.com/TASK2022 in order to permit stockholders from any location with access to the Internet to participate. We believe that during the current global pandemic virtual meetings ensure the safety of participants.
2.What proposals will be addressed at the Annual Meeting?
Stockholders will be asked to consider the following proposals at the Annual Meeting:
1.To elect the three director nominees named in this proxy statement as Class I directors of the Company, each to serve for a three-year term and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, removal, retirement or disqualification (Proposal 1);
2.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2); and
3.To approve the TaskUs, Inc. 2022 Employee Stock Purchase Plan (Proposal 3).
Additionally, stockholders are entitled to vote on such other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof. We are not aware of any matters to be voted on by stockholders at the Annual Meeting other than those included in these proxy materials. If any matter is properly presented at the Annual Meeting, your executed proxy gives your proxy holder discretionary authority to vote your shares in accordance with their best judgment with respect to the matter.
3.Who can vote at the Annual Meeting?
Stockholders of record as of the close of business on April 18, 2022, the record date, are entitled to participate in and vote at the Annual Meeting. Pursuant to our amended and restated certificate of incorporation (the “certificate of incorporation”), holders of our (i) Class A common stock are entitled to one vote per share on all matters submitted to a vote of stockholders; and (ii) Class B common are entitled to ten votes per share on all matters submitted to a vote of stockholders. Holders of our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement.
As of the record date, there were 27,723,772 shares of our Class A common stock and 70,032,694 shares of our Class B common stock issued and outstanding. Pursuant to our certificate of incorporation, holders of Class A and Class B common stock are not entitled to cumulative voting.
4.What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
•Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.
•Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, dealer, custodian or other similar organization acting as nominee (each, a “broker”), then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “voting instruction form.”

38

Questions & Answers About the Annual Meeting
5.How can I attend, participate in and vote at the Annual Meeting online?
To participate in the Annual Meeting, including to vote, ask questions and view the list of registered stockholders as of the record date during the meeting, stockholders of record should go to the Annual Meeting website at www.virtualshareholdermeeting.com/TASK2022, enter the 16-digit control number found on your proxy card or Notice, and follow the instructions on the website.
If your shares are held in street name and your Notice or voting instruction form indicates that you may vote those shares through the http://www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
The Annual Meeting will begin at 9:00 a.m. Central Time on Tuesday, June 14, 2022. Online check-in will begin at approximately 8:45 a.m. Central Time, and we encourage you to provide sufficient time before the Annual Meeting begins to check-in. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page for assistance.
Stockholders may submit questions during the Annual Meeting on the Annual Meeting website. More information regarding the question and answer process, including the number and types of questions permitted, and how questions will be recognized and answered, will be available in the meeting rules of conduct, which will be posted on the Annual Meeting website.
Whether or not you plan to attend the Annual Meeting online, we encourage you to fill out and return the proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.
6.How does the board of directors recommend that I vote?
Our board of directors unanimously recommends that stockholders vote “FOR” each nominee for director named in Proposal 1, “FOR” the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2), and “FOR” approval of the TaskUs, Inc. 2022 Employee Stock Purchase Plan (Proposal 3).
7.How many votes must be present to hold the Annual Meeting?
In order for us to conduct the Annual Meeting, a quorum, consisting of a majority of the voting power of the stock outstanding and entitled to vote at the Annual Meeting, must be present or represented by proxy. Abstentions and withhold votes are counted as “shares present” at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some or all of the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called “broker non-votes”) are also considered “shares present” for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.
8.What is a proxy card?
The proxy card enables you to appoint Bryce Maddock, Balaji Sekar and Claudia Walsh as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing such persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the date of the Annual Meeting in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.
9.Will my shares be voted if I do not provide my proxy?
If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
If your shares are held in the name of a broker and you do not provide a proxy, your shares may be voted under certain circumstances. Brokers generally have the authority to vote shares not voted by customers on certain “routine” matters, but are not required to do so. Because the ratification of an independent registered public accounting firm (Proposal 2) is the only

39

Questions & Answers About the Annual Meeting
matter that is considered to be “routine” at the Annual Meeting, your broker only has discretion to vote your shares for Proposal 2.
Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of directors (Proposal 1) and approval of the TaskUs, Inc. 2022 Employee Stock Purchase Plan (Proposal 3) are considered non-routine matters, and, therefore, brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, those shares will still be counted for purposes of determining if a quorum is present but will have no effect on the outcome of the vote on Proposal 1 or Proposal 3.
10.    What vote is required to elect directors (Proposal 1)?
Directors are elected by a plurality of the votes cast at the Annual Meeting. As a result, the three nominees who receive the highest number of shares voted “For” his or her election will be elected.
“Withhold” votes against a director and broker non-votes will have no direct effect on his or her election.
11.    What vote is required for Proposal 2?
Approval of Proposal 2 requires the affirmative vote of at least a majority of the voting power of the stock present or represented by proxy and entitled to vote on the subject matter, voting as a single class.
Abstentions will have the same effect as a vote “Against” Proposal 2. Broker non-votes, if any, will have no effect on the outcome of Proposal 2.
12.    What vote is required for Proposal 3?
Approval of Proposal 3 requires the affirmative vote of at least a majority of the voting power of the stock present or represented by proxy and entitled to vote on the subject matter, voting as a single class.
Abstentions will have the same effect as a vote “Against” Proposal 3. Broker non-votes will have no effect on the outcome of Proposal 3.
13.    Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may revoke your previously delivered proxy and vote again by signing and returning a new proxy card or voting instruction form with a later date or by attending the Annual Meeting online and voting. Your attendance at the Annual Meeting online will not automatically revoke your proxy unless you vote at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s General Counsel & Corporate Secretary, TaskUs, Inc., 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132 a written notice of revocation prior to the Annual Meeting.
Please note, however, that if your shares are held of record by a broker, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.
14.    What happens if I do not indicate how to vote my proxy?
If you sign your proxy card without providing further instructions, your shares will be voted “FOR” each of the director nominees (Proposal 1), “FOR” the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2) and “FOR” approval of the TaskUs, Inc. 2022 Employee Stock Purchase Plan (Proposal 3).
15.    Where do I find the voting results of the Annual Meeting?
The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company will file with the SEC within four business days following the Annual Meeting.
16.    Who bears the cost of soliciting proxies?
The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

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Other Matters
Other Business
We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof. If other matters do properly come before the Annual Meeting, or at any such adjournment or postponement of the Annual Meeting, we expect that shares of our common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our board.
Submission of Stockholder Proposals for the 2023 Annual Meeting
Rule 14a-8 Proposals. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company by email at IR@taskus.com or in writing, c/o our General Counsel & Corporate Secretary, TaskUs, Inc., 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132 no later than the close of business on December 27, 2022.
Advance Notice Proposals and Nominations. In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at an Annual Meeting of Stockholders (but not for inclusion in the proxy statement). Notice of a nomination or other proposal of business must be delivered to the Company by email at IR@taskus.com or in writing, c/o our General Counsel & Corporate Secretary, TaskUs, Inc., 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132 no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, to be timely notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2023 Annual Meeting of Stockholders, notice of a nomination or proposal must be delivered to us no earlier than the close of business on February 14, 2023 and no later than the close of business on March 16, 2023. Nominations and proposals also must satisfy other requirements set forth in the bylaws. In addition to satisfying the deadlines in the advance notice provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required under Rule 14a-19 to the Company no later than April 15, 2023.
For purposes of these proposals, “close of business” shall mean 5:00 p.m. local time at the principal executive offices of the Company on any calendar day, whether or not the day is a business day.
Householding Information
Unless we have received contrary instructions, we may send a single copy of the Notice or this proxy statement to any household at which two or more stockholders reside. This process, known as “householding,” reduces the volume of duplicate information received at any one household, helps to reduce our expenses, and benefits the environment. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together, both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions: If the shares are registered in the name of the stockholder, the stockholder should notify us by email at IR@taskus.com, by phone at (888) 400-8275, or in writing, c/o our General Counsel & Corporate Secretary, TaskUs, Inc., 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132 to inform us of his or her request. If a broker holds the shares, the stockholder should contact such broker directly.

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Other Matters
Where You Can Find More Information
We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through the Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov.
We will provide without charge to you, upon written or oral request, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including the financial statements and schedules. Any requests for copies of information, reports or other filings with the SEC should be directed to the General Counsel & Corporate Secretary, TaskUs, Inc., 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132. The Annual Report and this proxy statement are also available online at https://ir.taskus.com/financial-information/sec-filings.

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Glossary of Non-GAAP Financial Measures & Key Performance Indicator and Non-GAAP Reconciliations
We supplement results reported in accordance with United States generally accepted accounting principles, referred to as GAAP, with non-GAAP financial measures, such as Adjusted EBITDA and Adjusted EBITDA Margin. The Company believes these measures help illustrate underlying trends in our business and uses the measures to establish budgets and operational goals, communicate internally and externally, for managing our business and evaluating its performance. We also believe these measures help investors compare the Company’s operating performance with its results in prior periods. Our non-GAAP financial measures should not be evaluated in isolation or supplant comparable GAAP measures, but rather, should be considered together with the information in the Company’s consolidated financial statements, which are prepared in accordance with GAAP. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth below.
Non-GAAP Financial Measures:
Adjusted EBITDA
Adjusted EBITDA is a non-GAAP profitability measure that represents EBITDA before certain items that are considered to hinder comparison of the performance of our businesses on a period-over-period basis or with other businesses. EBITDA is a non-GAAP profitability measure that represents net income or loss for the period before the impact of the benefit from or provision for income taxes, financing expenses, depreciation, and amortization of intangible assets. EBITDA eliminates potential differences in performance caused by variations in capital structures (affecting financing expenses), tax positions (such as the availability of net operating losses against which to relieve taxable profits), the cost and age of tangible assets (affecting relative depreciation expense) and the extent to which intangible assets are identifiable (affecting relative amortization expense). During the periods presented, we exclude from Adjusted EBITDA offering costs, the effect of foreign currency gains and losses, losses on disposals of assets, COVID-19-related expenses, severance costs, lease termination costs, natural disaster costs, contingent consideration, one-time payments associated with the IPO and stock-based compensation expense and employer payroll tax associated with equity-classified awards, which include costs that are required to be expensed in accordance with GAAP. Our management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future.
Adjusted EBITDA Margin
Adjusted EBITDA Margin represents Adjusted EBITDA divided by service revenue.
Key Performance Indicator:
Net Revenue Retention Rate
“Net Revenue Retention Rate” is an important metric we calculate annually to measure the retention and growth in the use of our services by our existing clients. Our net revenue retention rate as of a given fiscal year is calculated using a measurement period consisting of the two consecutive fiscal years ending with and including the most recent applicable fiscal year. Next, we define our “base cohort” as the population of clients that were using our services during the entire 12-month period of the first year of the measurement period. Net revenue retention rate is calculated as the quotient obtained by dividing (a) the revenue generated by the base cohort in the second year of measurement by (b) the revenue generated by the base cohort in the first year of measurement. Net revenue retention rate for the year ended December 31, 2020 was impacted by the COVID-19 pandemic which resulted in a reduction in volumes for certain clients in the ride sharing and self-driving autonomous vehicle markets who experienced a decline in their end customer volumes, which were significantly impacted by the lockdown restrictions globally. Normalizing for the decline in volume from the ride sharing and self-driving autonomous

43

Glossary of Non-GAAP Financial Measures
vehicle markets, net revenue retention rate in 2020 would have been approximately 126%. We expect the uncertainty related to these markets to continue throughout the duration of the COVID-19 pandemic.
Reconciliation of GAAP and Non-GAAP Financial Measures
The following table reconciles net income, the most directly comparable GAAP measure, to EBITDA and Adjusted EBITDA for the years ended December 31, 2021 and 2020:

	Year ended December 31,		Period over Period Change
(in thousands, except %)	2021	2020	($)	(%)
Net income	$(58,698)	$34,533	(93,231)	(270.0)%
Provision for (benefit from) income taxes	(2,265)	9,886	(12,151)	(122.9)%
Financing expenses	6,504	7,482	(978)	(13.1)%
Depreciation	29,038	20,155	8,883	44.1%
Amortization of intangible assets	18,847	18,847	—	—%
EBITDA	(6,574)	90,903	(97,477)	(107.2)%
Offering costs(1)	6,969	896	6,073	677.8%
Foreign currency losses (gains)(2)	809	(1,511)	2,320	(153.5)%
Loss on disposals of assets	52	1,116	(1,064)	(95.3)%
COVID-19 related expenses(3)	6,105	7,541	(1,436)	(19.0)%
Severance costs(4)	—	2,557	(2,557)	(100.0)%
Lease termination costs(5)	—	1,815	(1,815)	(100.0)%
Natural disaster costs(6)	442	—	442	100.0%
Contingent consideration	—	3,570	(3,570)	(100.0)%
Phantom shares bonus(7)	129,362	—	129,362	100.0%
Teammate IPO bonus(8)	4,361	—	4,361	100.0%
Stock-based compensation expense(9)	46,384	—	46,384	100.0%
Adjusted EBITDA	$187,910	$106,887	$81,023	75.8%
Net Income Margin(10)	(7.7)%	7.2%
Adjusted EBITDA Margin(10)	24.7%	22.4%

(1)	Represents non-recurring professional service fees related to the preparation for public offerings that have been expensed during the period.
(2)	Realized and unrealized foreign currency losses (gains) include the effect of fair market value changes of forward contracts and remeasurement of U.S. dollar-denominated accounts to foreign currency.
(3)
Represents incremental expenses incurred related to the transition to a virtual operating model and incentive and leave pay granted to employees that are directly attributable to the COVID-19 pandemic.

(4)	Represents severance payments as a result of certain cost optimization measures we undertook during the period.
(5)	Represents one-time costs associated with the termination of lease agreements for certain U.S. facilities attributable to the COVID-19 pandemic.
(6)
Represents one-time costs associated with emergency housing, transportation costs and bonuses for our employees in connection with the natural disaster related to the severe winter storm in Texas in February 2021.

(7)
Represents expense for one-time, non-recurring payments of $127.5 million to vested phantom shareholders in connection with the completion of the IPO, as well as associated payroll tax and 401(k) contributions.

(8)	Represents expense for non-recurring bonus payments to certain employees in connection with the completion of the IPO.
(9)	Represents stock-based compensation expense associated with equity-classified awards, as well as associated payroll tax.
(10)	Net Income (Loss) Margin represents net income (loss) divided by service revenue and Adjusted EBITDA Margin represents Adjusted EBITDA divided by service revenue.

44

Annex A
TASKUS, INC. 2022 EMPLOYEE STOCK PURCHASE PLAN
1.Purpose
The purpose of this TaskUs, Inc. 2022 Employee Stock Purchase Plan (the “Plan”) is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock through accumulated Contributions. The Company’s intention is to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.
2.Definitions
a.“Administrator” means the Compensation Committee of the Board (or any successor committee) or such other committee as designated by the Board to administer the Plan under Section 14.
b.“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Purchase Rights are, or will be, granted under the Plan.
c.“Board” means the Board of Directors of the Company.
d.“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder.
e.“Common Stock” means the class A common stock of the Company, par value $0.01 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.
f.“Company” means TaskUs, Inc., a Delaware corporation, and any successor corporation.
g.“Compensation” means an Eligible Employee’s base salary or base hourly rate of pay before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, but excluding commissions, overtime, incentive compensation, bonuses and other forms of compensation. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for an Offering Period.
h.“Contributions” means the payroll deductions and any other additional payments that the Administrator may permit to be made by a Participant to fund the purchase granted pursuant to the Plan.
i.“Designated Subsidiary” means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.
j.“Eligible Employee” means any person, including an officer, who is employed by the Company or a Designated Subsidiary; provided, however, that no person who is a highly compensated employee (as determined pursuant to 414(q) of the Code) and who is an officer subject to the disclosure requirements of section 16(a) of the Securities Exchange Act of 1934, as amended, as of an Enrollment Date shall be permitted to participate in the Plan for that Offering Period. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. “Eligible Employee” shall not include any person who is a citizen or resident of a foreign jurisdiction if granting them a Purchase Right under the Plan would violate the law of such jurisdiction, or if compliance with the laws of the jurisdiction would cause the Plan to violate Section 423 of the Code.
k.“Employer” means the Company and each Designated Subsidiary.
l.“Enrollment Date” means the first Trading Day of each Offering Period.

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m.“Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
n.“Fair Market Value” means as of any date, the value of the Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, system or market, its Fair Market Value shall be the closing price for the Common Stock as quoted on such exchange, system or market as reported in the Wall Street Journal or such other source as the Administrator deems reliable (or, if no sale of Common Stock is reported for such date, on the next preceding date on which any sale shall have been reported); and (ii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.
o.“Maximum Share Amount” means, subject to applicable law, the maximum number of Shares that a Participant may purchase on any given Purchase Date, as determined by the Committee in its sole discretion.
p.“New Purchase Date” means a new Purchase Date if the Administrator shortens any Offering Period then in progress.
q.“Offering” means an offer under the Plan of a Purchase Right that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy Treasury Regulation Sections 1.423-2(a)(2) and (a)(3).
r.“Offering Periods” means the periods established by the Administrator (not to exceed 27 months) during which a Purchase Right granted pursuant to the Plan may be exercised. The duration and timing of Offering Periods may be changed pursuant to Sections 4, 18 and 19. The Administrator shall have the power to change the frequency and duration of the Offering Periods with respect to any Offering as it deems appropriate from time to time.
s.“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
t.“Participant” means an Eligible Employee who elects to participate in the Plan.
u.“Purchase Date” means the last Trading Day of each Offering Period, or such earlier date as determined by the Committee in its sole discretion.
v.“Purchase Period” means the period during an Offering Period in which shares of Common Stock may be purchased on a Participant’s behalf in accordance with the terms of the Plan. Unless the Administrator determines otherwise, each Purchase Period will be a six-month period.
w.“Purchase Price” means an amount equal to 85.0% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Purchase Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any other Applicable Law) or pursuant to Section 18.
x.“Purchase Right” means an option granted hereunder which entitles a Participant to purchase shares of Common Stock in accordance with the terms of the Plan.
y.“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
z.“Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on a national stock exchange, a business day as determined by the Administrator in good faith.
aa.“Treasury Regulations” means the Treasury regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code shall include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

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3.Eligibility
a.Offering Periods. Any Eligible Employee on a given Enrollment Date will be eligible to participate in the Plan if he or she was employed by the Company for at least 90 calendar days immediately preceding the Enrollment Date, subject to the requirements of Section 5.
b.Non-U.S. Employees. Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. In addition, as provided in Section 14, the Administrator may establish one or more sub-plans of the Plan (which may, but are not required to, comply with the requirements of Section 423 of the Code) to provide benefits to employees of Designated Subsidiaries located outside the United States in a manner that complies with local law. Any such sub-plan will be a component of the Plan and will not be a separate plan.
c.Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted a Purchase Right under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding Purchase Rights to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds $25,000 worth of stock (determined at the Fair Market Value of the stock at the time such Purchase Right is granted) for each calendar year in which such Purchase Right is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.
4.Offering Periods
The Plan will be implemented by consecutive Offering Periods with new Offering Periods commencing at such times as determined by the Administrator. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) without stockholder approval.
5.Participation
An Eligible Employee may participate in the Plan by (i) submitting to the Company’s designee for stock plan administration on or before a date determined by the Administrator prior to an applicable Enrollment Date, a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose, or (ii) following an electronic or other enrollment procedure determined by the Administrator.
6.Contributions
a.At the time a Participant enrolls in the Plan pursuant to Section 5, such Participant will elect to have payroll deductions made on each payday or other Contributions (to the extent permitted by the Administrator) made during the Offering Period in an amount equal to at least 2% but not exceeding 15% of the Compensation (or such other whole percentage of Compensation as determined by the Administrator in its sole discretion), which he or she receives on each payday during the Offering Period; provided, however, that should a payday occur on a Purchase Date, a Participant will have any payroll deductions made on such day applied to his or her notional account under the subsequent Purchase Period or Offering Period. The Administrator shall determine whether the amount to be contributed is to be designated as a specific dollar amount, or as a percentage of the eligible Compensation being paid on such payday, or as either. The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Purchase Date of each Purchase Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10.
b.Payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day prior to the Purchase Date of such Purchase Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10; provided, however, that with respect to the first Offering Period, payroll deduction for a Participant will not commence until such time as determined by the Administrator.

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c.All Contributions made for a Participant will be credited to his or her notional account under the Plan and payroll deductions will be made in whole percentages only. Except to the extent permitted by the Administrator pursuant to Section 6(a), a Participant may not make any additional payments into such notional account.
d.A Participant may discontinue his or her participation in the Plan as provided in Section 10. Participants shall not be permitted to increase or to otherwise decrease their rates of Contributions during an Offering Period unless otherwise determined by the Administrator in its sole discretion.
e.Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, a Participant’s Contributions may be decreased to 0% at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.
f.At the time the Purchase Right under the Plan is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Company may require and Participant must comply with any withholding obligation of the Company or a Participating Subsidiary or a Participating Affiliate with respect to federal, state, local and foreign income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to participation in the Plan and legally applicable to the participant (including any amount deemed by the Company, in its sole discretion, to be an appropriate charge to the Participant even if legally applicable to the Company or the participant’s employer). At any time, the Company or the Participant’s employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Participant’s employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Participant’s employer any tax deductions or benefits attributable to a sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Participant’s employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by Treasury Regulation Section 1.423-2(f).
7.Grant of Purchase Rights
On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted a Purchase Right on each Purchase Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Purchase Date and retained in the Eligible Employee’s notional account as of the Purchase Date by the applicable Purchase Price; provided, however, that in no event will an Eligible Employee be permitted to purchase during each Purchase Period more than the lesser of (i) the Maximum Share Amount or (ii) the number determined by dividing the amount accumulated in such Participant’s Payroll Deduction Account during such Offering Period by the Purchase Price (subject to any adjustment pursuant to Section 18); provided, further, that such purchase will be subject to the limitations set forth in Sections 3(c) and 13. The Eligible Employee may accept the grant of such Purchase Right by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period of an Offering Period. Exercise of the Purchase Right will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The Purchase Right will expire on the last day of the Offering Period.
8.Exercise of Purchase Right
a.Unless a Participant withdraws from the Plan as provided in Section 10, such Participant’s Purchase Right of shares of Common Stock will be purchased automatically on the Purchase Date, and the maximum number of full shares subject to the Purchase Rights for such Participant at the applicable Purchase Price, with the accumulated Contributions from his or her notional account. No fractional shares of Common Stock will be purchased; unless determined by the Administrator, any Contributions accumulated in a Participant’s notional account that are not sufficient to purchase a full share will be retained in the Participant’s notional account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10. Any other funds left over in a Participant’s notional account after the Purchase Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s Purchase Rights hereunder are exercisable only by him or her.
b.If the Administrator determines that, on a given Purchase Date, the number of shares of Common Stock with respect to which Purchase Rights are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Purchase Date, the Administrator may in its sole discretion

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(x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising Purchase Rights of Common Stock on such Purchase Date, and continue all Offering Periods then in effect, or (y) provide that the Company will make a pro rata allocation of the shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising Purchase Rights to purchase Common Stock on such Purchase Date, and terminate any or all Offering Periods then in effect pursuant to Section 19. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.
9.Delivery
As soon as reasonably practicable after each Purchase Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her Purchase Rights in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any Purchase Rights granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.
10.Withdrawal
A Participant may withdraw all, but not less than all, the Contributions credited to his or her notional account and not yet used to exercise his or her Purchase Rights under the Plan at any time by (a) submitting to the Company’s designee for stock plan administration a written notice of withdrawal in the form determined by the Administrator for such purpose, or (b) following an electronic or other withdrawal procedure determined by the Administrator. All of the Participant’s Contributions credited to his or her notional account will be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s Purchase Rights for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.
11.Termination of Employment
Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s notional account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s Purchase Rights will be automatically terminated.
12.Interest
No interest will accrue on the Contributions of a Participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, shall apply to all Participants in the relevant Offering except to the extent otherwise permitted by Treasury Regulation Section 1.423-2(f).
13.Stock
a.Subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan will be 5,000,000 shares of Common Stock.
b.Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.
c.Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or the Participant and his or her spouse.

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14.Administration
The Plan shall be administered by the Administrator. The Board shall fill vacancies on, and from time to time may remove or add members to, the Administrator. Any power of the Administrator may also be exercised by the Board. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to designate separate Offerings under the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the United States, the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a), but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan). Unless otherwise determined by the Administrator, the employees eligible to participate in each sub-plan will participate in a separate Offering. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary from applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by Treasury Regulation Section 1.423-2(f), the terms of Purchase Rights granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of Purchase Rights granted under the Plan or the same Offering to employees residing solely in the United States. The Administrator may also delegate some or all of its responsibilities, including the authority to assist the Administrator in the day-to-day administration of the Plan, to one or more other officers of the Company or a subcommittee and, to the extent there has been any such delegation, any reference in the Plan to the Administrator shall include the delegate of the Administrator. Every finding, decision and determination made by the Administrator will, to the full extent permitted by Applicable Laws, be final and binding upon all parties.
15.Designation of Beneficiary
a.If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s notional account under the Plan in the event of such Participant’s death subsequent to a Purchase Date on which the Purchase Right is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s notional account under the Plan in the event of such Participant’s death prior to exercise of the Purchase Right. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.
b.Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
c.All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. Notwithstanding Sections 15(a) and 15(b), the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by Treasury Regulation Section 1.423-2(f).
16.Transferability
Neither Contributions credited to a Participant’s notional account nor any rights with regard to the exercise of a Purchase Right or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
17.Use of Funds
The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings in which applicable local law requires that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with

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an independent third party for Participants in non-U.S. jurisdictions. Until shares of Common Stock are issued, Participants will only have the rights of an unsecured creditor with respect to such shares.
18.Adjustments, Dissolution, Liquidation, Merger or Other Corporate Transaction
a.Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each Purchase Right under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13.
b.Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Purchase Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Purchase Date, that the Purchase Date for the Participant’s Purchase Right has been changed to the New Purchase Date and that the Participant’s Purchase Right will be exercised automatically on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10.
c.Merger or Other Corporate Transaction. In the event of a merger, sale or other similar corporate transaction involving the Company, each outstanding Purchase Right will be assumed or an equivalent Purchase Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Purchase Right, the Offering Period with respect to which such Purchase Right relates will be shortened by setting a New Purchase Date on which such Offering Period shall end. The New Purchase Date will occur before the date of the Company’s proposed merger, sale or other similar corporate transaction. The Administrator will notify each Participant in writing or electronically prior to the New Purchase Date that the Purchase Date for the Participant’s Purchase Right has been changed to the New Purchase Date and that the Participant’s Purchase Right will be exercised automatically on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10.
19.Amendment or Termination
a.The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Purchase Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 18). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ notional accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under local laws, as further set forth in Section 12) as soon as administratively practicable.
b.Without stockholder consent and without limiting Section 19(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.
c.In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

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i.amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;
ii.altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;
iii.shortening any Offering Period or Purchase Period by setting a New Purchase Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;
iv.reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and
v.reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period or Purchase Period.
Such modifications or amendments will not require stockholder approval or the consent of any Participants.
20.Notices
All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
21.Conditions Upon Issuance of Shares
a.Shares of Common Stock will not be issued with respect to a Purchase Right unless the exercise of such Purchase Right and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.
b.As a condition to the exercise of a Purchase Right, the Company may require the person exercising such Purchase Right to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of Applicable Law.
22.Term of Plan
The Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It will continue in effect until terminated pursuant to Section 19.
23.Stockholder Approval
The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
24.Governing Law
This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. Any reference in this Plan or in any agreements or other documents hereunder to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.
25.Severability
If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.
26.Interpretation
Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference and shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Words in the masculine gender shall include the feminine gender, and where appropriate, the plural shall include the singular and the singular shall include the plural. The use herein of the word “including” following any general statement, term or matter shall

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not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to,” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document mean such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan.

EXHIBIT A
TASKUS, INC. 2022 EMPLOYEE STOCK PURCHASE PLAN SAMPLE SUBSCRIPTION AGREEMENT

_____ Original Application	Offering Date:_____________________
_____ Change in Payroll Deduction Rate
1.    __________________________________hereby elects to participate in the TaskUs, Inc. 2022 Employee Stock Purchase Plan (the “Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan. Capitalized terms used but not defined in this Subscription Agreement have the meanings provided under the Plan.
2.    I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 2% to 15%) during the Offering Period in accordance with the Plan, commencing with the next Offering Period; provided that, in no event may more than $25,000 of Common Stock be purchased under the Plan in any calendar year. The minimum permissible projected Contribution for the Offering Period is $75. (Please note that no fractional percentages are permitted.)
3.    I understand that said payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my Purchase Rights and purchase Common Stock under the Plan.
4.    I have received a copy of the complete Plan and its accompanying prospectus. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.
5.    Shares of Common Stock purchased for me under the Plan should be issued in the name(s) of (Eligible Employee or Eligible Employee and Spouse only).
6.    I understand that if I dispose of any shares received by me pursuant to the Plan within two years after the Offering Date (the first day of the Offering Period during which I purchased such shares), I may be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price that I paid for the shares. I acknowledge and agree that the shares must remain in a brokerage account specified by the Company until at least 12 months following the Purchase Date and may not be sold by me until at least 12 months after the applicable Purchase Date. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the two-year holding period, I understand that I may be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the Purchase Price which I paid for the shares, or (b) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

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7.    I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

Employee’s Social Security #:
Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Date:
Signature

EXHIBIT B
TASKUS, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN SAMPLE NOTICE OF WITHDRAWAL
The undersigned Participant in the Offering Period of the TaskUs, Inc. 2022 Employee Stock Purchase Plan that began on ______________, ______ (the “Offering Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as soon as reasonably practicable all the payroll deductions credited to his or her notional account with respect to such Offering Period. The undersigned understands and agrees that his or her Purchase Rights for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Participant’s Name:
Participant’s Address:

Date:
Signature

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SCAN TO VIEW MATERIALS & VOTE

TASKUS, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/TASK2022
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:					D70967-P68318	KEEP THIS PORTION FOR YOUR RECORD
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TASKUS, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below
The Board of Directors recommends you vote FOR all of the following director nominees:
1	Election of directors.	☐	☐	☐
Nominees: 01) Bryce Maddock 02) Jacqueline D. Reses 03) Kelly Tuminelli
The Board of Directors recommends you vote FOR the following proposals:						For	Against	Abstain

2	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.					☐	☐	☐
3	Approval of the TaskUs, Inc. 2022 Employee Stock Purchase Plan.					☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and 2022 Proxy Statement and 2021 Annual Report are available at www.proxyvote.com.

We will be conducting our 2022 Annual Meeting of Stockholders virtually at www.virtualshareholdermeeting.com/TASK2022.

D70968-P68318

TASKUS, INC.
Annual Meeting of Stockholders
June 14, 2022 9:00 a.m. Central Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Bryce Maddock, Balaji Sekar and Claudia Walsh, or each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class B Common Stock of TaskUs, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Central Time on Tuesday, June 14, 2022, virtually via live webcast at www.virtualshareholdermeeting.com/TASK2022, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE UNDER PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, ON ANY MATTER WHICH THE BOARD OF DIRECTORS DID NOT KNOW WOULD BE PRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS BY A REASONABLE TIME BEFORE THE PROXY SOLICITATION WAS MADE OR FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY DIRECTOR NOMINEE NAMED IN PROPOSAL 1 BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE).

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE